                                                                    Exhibit 4.20

                                                                  EXECUTION COPY


================================================================================

                                 TRUST INDENTURE


                               Dated June 1, 1999


                                     Between

                    DEVELOPMENT AUTHORITY OF GWINNETT COUNTY

                                       and

                      SOUTHTRUST BANK, NATIONAL ASSOCIATION


             -----------------------------------------------------

                                    Regarding
                      Industrial Development Revenue Bonds
                    (Color Image, Inc. Project), Series 1999

             -----------------------------------------------------


================================================================================

This Trust Indenture was prepared by King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763

================================================================================

                                 TRUST INDENTURE


                                TABLE OF CONTENTS

(This Table of Contents is not a part of this Indenture and is only for convenience of reference)

                                                                            PAGE

RECITALS.......................................................................1

                                   ARTICLE I

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

SECTION 1.01  Definitions .................................................... 3
              -----------
SECTION 1.02. Actions of Bondholders .........................................13
              ----------------------
SECTION 1.03. Form and Contents of Documents Delivered to Trustee ............14
              ---------------------------------------------------
SECTION 1.04. Compliance Certificates and Opinions ...........................14
              ------------------------------------
SECTION 1.05. Effect of Headings and Table of Contents .......................15
              ----------------------------------------
SECTION 1.06. Date of Indenture ..............................................15
              -----------------
SECTION 1.07. Enforceability .................................................15
              --------------
SECTION 1.08. Governing Law ..................................................15
              -------------
SECTION 1.09. Counterparts ...................................................16
              ------------
SECTION 1.10. Notices ........................................................16
              -------
SECTION 1.11. Notices to Bondholders: Waiver .................................17
              ------------------------------
SECTION 1.12. Concerning the Credit Obligor and the Letter of Credit .........18
              ------------------------------------------------------
SECTION 1.13. Notice to Rating Agencies ......................................18
              -------------------------
SECTION 1.14. Successors and Assigns .........................................18
              ----------------------
SECTION 1.15. Benefits of Indenture ..........................................18
              ---------------------

                                   ARTICLE II

                                GRANTING CLAUSES

                                   ARTICLE III

                                LIMITED LIABILITY

SECTION 3.01. Source of Payment of Bonds and Other Obligations: Disclaimer
              -------------------- --------------- -----------------------
                           of General Liability ..............................21
                           --------------------
SECTION 3.02. Covenants of Issuer not Covenants of Officials Individually ....21
              -----------------------------------------------------------

SECTION 3.02. Limited Liability of Issuer: No Personal Liability .............21
              --------------------------------------------------

                                   ARTICLE IV

                                    THE BONDS

SECTION 4.01. General Terms ..................................................22
              -------------
SECTION 4.02. Variable Rate ..................................................23
              -------------
SECTION 4.03. Fixed Rate .....................................................24
              ----------
SECTION 4.04. Optional Tender ................................................26
              ---------------
SECTION 4.05. Mandatory Tender ...............................................29
              ----------------
SECTION 4.06. Procedures for Purchase and Remarketing of Bonds; Delivery of
              -------------------------------------------------------------
                 Purchased and Remarketed Bonds ..............................31
                 ------------------------------
SECTION 4.07. Form of Bonds ..................................................34
              -------------
SECTION 4.08. Execution, Authentication, Delivery and Dating .................50
              ----------------------------------------------
SECTION 4.09. Temporary Bonds ................................................50
              ---------------
SECTION 4.10. Authentication and Delivery of Bonds to Original Purchasers ....51
              -----------------------------------------------------------
SECTION 4.11. Letter of Credit ...............................................51
              ----------------
SECTION 4.12. Additional Credit Enhancement ..................................53
              -----------------------------

                                    ARTICLE V

                      REGISTRATION, BOOK-ENTRY SYSTEM, AND
                     GENERAL PROVISIONS REGARDING THE BONDS

SECTION 5.01. Registration of Bonds ..........................................54
              ---------------------
SECTION 5.02. Book-Entry System ..............................................54
              -----------------
SECTION 5.03. Discontinuation of Book-Entry System; Registration, Transfer,
              -------------------------------------------------------------
                and Exchange of Bonds, Replacement of Mutilated, Lost,
                ------------------------------------------------------
                Destroyed or Stolen Bonds ....................................56
                -------------------------
SECTION 5.04. Payment of Interest on Bonds; Interest Rights Preserved ........58
              -------------------------------------------------------
SECTION 5.05. Persons Deemed Owners ..........................................59
              ---------------------
SECTION 5.06. Paving Agent ...................................................59
              ------------
SECTION 5.07. Payments Due on Non-Business Days ..............................59
              ---------------------------------
SECTION.5.08. Cancellation ...................................................59
              ------------

                                   ARTICLE VI

                               REDEMPTION OF BONDS

SECTION 6.01. When Bonds Are Subject to Redemption ...........................60
              ------------------------------------
SECTION 6.02. Election to Redeem; Notice to Securities Depository and Trustee 60
              ---------------------------------------------------------------
SECTION 6.03. Selection of Bonds to be Redeemed ..............................60
              ---------------------------------

SECTION 6.04. Notice of Redemption ...........................................61
              --------------------
SECTION 6.05. Deposit of Redemption Price ....................................62
              ---------------------------
SECTION 6.06. Bonds Payable on Redemption Date ...............................62
              --------------------------------
SECTION 6.07. Bonds Redeemed in Part .........................................62
              ----------------------

                                   ARTICLE VII

                        APPLICATION OF PROCEEDS OF BONDS

SECTION 7.01. Application of Proceeds of Bonds ...............................64
              --------------------------------
SECTION 7.02. Acquisition/Construction Fund: Disbursements ...................64
              --------------------------------------------
SECTION 7.03. Completion of the Project ......................................64
              -------------------------

                                  ARTICLE VIII

                                    REVENUES

SECTION 8.01. Bond Fund and Letter of Credit Draws ...........................65
              ------------------------------------
SECTION 8.02. Bond Purchase Fund .............................................66
              ------------------
SECTION 8.03. Money for Bond Payments to be Held in Trust; Repayment
              ------------------------------------------------------
                           of Unclaimed Money ................................67
                           ------------------

                                   ARTICLE IX

                  SECURITY FOR AND INVESTMENT OF SPECIAL FUNDS

SECTION 9.01. Security for Trust Estate Money ................................69
              -------------------------------
SECTION 9.02. Investment of Special Funds ....................................69
              ---------------------------
SECTION 9.03. Arbitrage ......................................................70
              ---------
                                   ARTICLE X

                          REPRESENTATIONS AND COVENANTS

SECTION 10.01. General Representations .......................................71
               -----------------------
SECTION 10.02. No Encumbrance on Trust Estate ................................72
               ------------------------------
SECTION 10.03. General Covenants .............................................72
               -----------------
SECTION 10.04. The Loan Agreement ............................................72
               ------------------
SECTION 10.05. Inspection of Records .........................................72
               ---------------------
SECTION 10.06. Advances by Trustee ...........................................73
               -------------------
SECTION 10.07. Corporate Existence ...........................................73
               -------------------
SECTION 10.08. Appointment of Successor Trustee ..............................74
               --------------------------------

SECTION 10.09. Tax Exempt Status of Bonds ....................................74
               --------------------------
SECTION 10.10. Performance by Users ..........................................74
               --------------------
SECTION 10.11. Further Assurances ............................................75
               ------------------

                                   ARTICLE XI

                                   THE PROJECT

                                   ARTICLE XII

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 12.01. Events of Default .............................................77
               -----------------
SECTION 12.02. Acceleration of Maturity: Rescission and Annulment:
               --------------------------------------------------
                 Exercise of Remedies ........................................78
                 --------------------
SECTION 12.03. Rights and Remedies of Trustee on Default under
               -----------------------------------------------
                 Loan Agreement ..............................................79
                 --------------
SECTION 12.04. Rights and Remedies of Trustee in the Event of Bankruptcy,
               ----------------------------------------------------------
                 and the Occurrence of Similar Events Regarding the Users ....80
                 --------------------------------------------------------
SECTION 12.05. Rights of Users in Event of Default under Section 12.01(8) by
               -------------------------------------------------------------
                 Issuer under this Indenture .................................80
                 ---------------------------
SECTION 12.06. Subrogation Rights of Credit Obligor ..........................80
               ------------------------------------
SECTION 12.07. Application of Money Collected ................................81
               ------------------------------
SECTION 12.08. Trustee May Enforce Claims without Possession of Bonds ........82
               ------------------------------------------------------
SECTION 12.09. Limitation on Suits by Holders ................................82
               ------------------------------
SECTION 12.10. Unconditional Right of Bondholders to Receive Principal,
               --------------------------------------------------------
                 Premium and Interest ........................................83
                 --------------------
SECTION 12.11. Restoration of Positions ......................................83
               ------------------------
SECTION 12.12. Rights and Remedies Cumulative ................................83
               ------------------------------
SECTION 12.13. Delay or Omission Not Waiver ..................................83
               ----------------------------
SECTION 12.14. Control by Credit Obligor and Bondholders .....................84
               -----------------------------------------
SECTION 12.15. Waiver of Past Defaults .......................................84
               -----------------------
SECTION 12.16. Waiver of Appraisement and Other Laws .........................85
               -------------------------------------
SECTION 12.17. Suits to Protect the Trust Estate .............................85
               ---------------------------------
SECTION 12.18. Remedies Subject to Applicable Law ............................86
               ----------------------------------

                                  ARTICLE XIII

                                   THE TRUSTEE

SECTION 13.01. Certain Duties and Responsibilities ...........................87
               -----------------------------------
SECTION 13.02. Notice of Defaults ............................................88
               ------------------
SECTION 13.03. Certain Rights of Trustee .....................................88
               -------------------------
SECTION 13.04. Not Responsible for Recitals ..................................89
               ----------------------------

SECTION 13.05. May Hold Bonds ................................................89
               --------------
SECTION 13.06. Money Held in Trust ...........................................90
               -------------------
SECTION 13.07. Compensation and Reimbursement ................................90
               ------------------------------
SECTION 13.08. Corporate Trustee Required; Eligibility .......................90
               ---------------------------------------
SECTION 13.09. Resignation and Removal; Appointment of Successor .............91
               -------------------------------------------------
SECTION 13.10. Acceptance of Appointment by Successor ........................92
               --------------------------------------
SECTION 13.11. Merger, Conversion, Consolidation or Succession to Business ...92
               -----------------------------------------------------------

                                   ARTICLE XIV

                     SUPPLEMENTAL INDENTURES, AMENDMENTS TO
                LOAN AGREEMENT AND AMENDMENTS OF LETTER OF CREDIT


SECTION 14.01. Supplemental Indentures Without Consent of Bondholders ........94
               ------------------------------------------------------
SECTION 14.02. Supplemental Indentures With Consent of Bondholders ...........95
               ---------------------------------------------------
SECTION 14.03. Amendments and Supplements to Loan Agreement Without
               ----------------------------------------------------
                 Consent of Bondholders ......................................96
                 ----------------------
SECTION 14.04. Amendments and Supplements to Loan Agreement With
               -------------------------------------------------
                 Consent of Bondholders ......................................97
                 ----------------------
SECTION 14.05. Discretion of Trustee; Actions of Bondholders .................97
               ---------------------------------------------
SECTION 14.06. Consent of Credit Obligor .....................................98
               -------------------------
SECTION 14.07. Execution of Supplemental Indentures ..........................98
               ------------------------------------
SECTION 14.08. Effect of Supplemental Indentures .............................98
               ---------------------------------
SECTION 14.09. Reference in Bonds to Supplemental Indentures .................98
               ---------------------------------------------
SECTION 14.10. Amendment of Letter of Credit .................................98
               -----------------------------
SECTION 14.11. Opinion of Bond Counsel .......................................99
               -----------------------

                                   ARTICLE XV

                   THE REMARKETING AGENT AND THE TENDER AGENT

SECTION 15.01. Remarketing Agent ............................................100
               -----------------
SECTION 15.02. Tender Agent .................................................101
               ------------

                                   ARTICLE XVI

                                   DEFEASANCE

SECTION 16.01. Payment of Indebtedness; Satisfaction and Discharge
               ---------------------------------------------------
                 of Indenture ...............................................103
                 ------------
SECTION 16.02. Trust for Payment of Debt Service ............................104
               ---------------------------------

                                  ARTICLE XVII

                             FEDERAL REBATE PAYMENTS

SECTION 17.01. Computations and Payments of Rebate ..........................105
               -----------------------------------
SECTION 17.02. Accounting Records and Reports ...............................105
               ------------------------------


EXHIBIT A - FORM OF REQUISITION

                                 TRUST INDENTURE
                                 ---------------

     THIS TRUST INDENTURE dated June 1, 1999 is entered into by the DEVELOPMENT AUTHORITY OF GWINNETT COUNTY, a public body corporate and politic created and existing under the laws of the State of Georgia (the "Issuer"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association with its principal corporate trust office in Birmingham, Alabama (the "Trustee").

                                    RECITALS
                                    --------

     The Issuer has been duly created under the provisions of the Development Authorities Law of Georgia (O.C.G.A. Section 36-62-l et seq.), as amended (the
                                                     -- ---
"Act"), and an activating resolution of the Board of Commissioners of Gwinnett County, duly adopted on June 13, 1972, and, pursuant to the Act, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (O.C.G.A. Sections 36-82-60 - 36-32-85), the Issuer has duly authorized, executed and delivered this Indenture and has duly authorized the execution and delivery of its Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999 dated the date of delivery and payment therefor (the "Bonds") pursuant to this Indenture to finance a "project" within the meaning of the Act, as more particularly described herein and in the Loan Agreement hereinafter referenced (the "Project").

     Simultaneously with the issuance of the Bonds the Issuer, Color Image, Inc. and King Brothers, LLC (Color Image, Inc. and Kings Brothers, LLC, collectively, the "Users") will enter into a Loan Agreement dated June 1, 1999 (the "Loan Agreement"), whereby the Issuer will loan the Bond proceeds to finance the Project to the Users and the Users will make loan payments to the Issuer at such times and in such amounts as shall be sufficient to pay when due the principal of, premium (if any) and interest on the Bonds and the purchase price of Bonds tendered for purchase pursuant to the mandatory or optional tender provisions of this Indenture.

     The Bonds shall be limited obligations of the Issuer payable solely out of the loan payments payable by the Users pursuant to the Loan Agreement and any other revenues or receipts derived by the Issuer from the Project.

     As additional security for the payment of the Bonds, the Users will cause SouthTrust Bank, National Association to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of the Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) for purchase, plus (ii) interest on the Bonds for a period of 56 days at the Maximum Rate per annum for the Bonds, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) for purchase. The initial letter of credit to be delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to this Indenture are herein collectively referred to as the "Letter of Credit".

     The Letter of Credit is initially issued pursuant to various credit and security agreements among the Credit Obligor, the Issuer, the Users, and persons related to the Users, which evidence or provide security for the obligations of the Users to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements related thereto (collectively the "Credit Documents").

     All things have been done which are necessary to make the Bonds, when executed by the Issuer and authenticated and delivered by the Trustee hereunder, the valid obligations of the Issuer, and to constitute this Indenture a valid trust indenture for the security of the Bonds, in accordance with the terms of the Bonds and this Indenture.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     It is hereby covenanted and declared that all the bonds are to be authenticated and delivered and the property subject to this Indenture is to be held and applied by the Trustee, subject to the covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit (except as otherwise expressly provided herein) of all Holders (as hereinafter defined) of the Bonds, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION



     SECTION 1.01 Definitions
                  -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article. Singular terms shall include the plural as well as the singular, and vice versa. Any pronoun shall include both singular and plural and cover all genders.

     (2) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

     (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

     (4) The terms "herein", "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     (5) The term "person" shall include any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

     Act shall mean the provisions of the Development Authorities Law of Georgia
     ---
(O.C.G.A. 36-62-l et seq.), as amended, under which the Issuer was created.
                  -- ---
     Action, when used with respect to any Bondholder, has the meaning stated in
     ------
Section 1.02.

     Act of Bankruptcy shall mean the filing of a petition in bankruptcy (or the
     -----------------
other commencement of a bankruptcy or similar proceeding) by or against the Users or the Issuer under any applicable bankruptcy, insolvency, reorganization, or similar law, now or hereafter in effect.

     Additional Payments shall mean the Additional Payments payable pursuant to
     -------------------
Section 5.03 of the Loan Agreement.

     Affiliate of any specified person shall mean any other person directly or
     ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Authorized Denominations means with respect to all Bonds (i) during any
     ------------------------
Variable Rate Period the amount of $100,000 and any integral multiple of $5,000 in excess thereof for each maturity and (ii) during any Fixed Rate Period the amount of $5,000 and any integral multiple thereof for each maturity.

     Authorized Issuer Representative shall mean the Chairman or Vice-Chairman
     --------------------------------
of the Issuer or the Secretary of the Issuer or any other officer or agent of the Issuer authorized to act as "Authorized Issuer Representative" for purposes of this Indenture and the Loan Agreement without further action.

     Authorized User Representative shall mean any officer of either of the
     ------------------------------
Users or any agent of either of the Users authorized by the Users to act as "Authorized User Representative" for purposes of this Indenture and the Loan Agreement and identified as such in writing delivered to the Trustee.

     Basic Payments shall mean the Basic Payments payable pursuant to Section
     --------------
5.02 of the Loan Agreement.

     Beneficial Owner shall have the meaning set forth in Section 5.02.
     ----------------

     Bond shall mean any bond authenticated and delivered pursuant to this
     ----
Indenture.

     Bonds shall mean the $4,100,000 Industrial Development Revenue Bonds (Color
     -----
Image, Inc. Project), Series 1999 authorized to be issued pursuant to Section 4.01,

     Bond Counsel shall mean counsel with experience in matters relating to the
     ------------
issuance of obligations by or on behalf of governmental units who shall be acceptable to the Issuer, the Users and the Trustee.

     Bond Fund shall mean the fund established pursuant to Section 8.01.
     ---------

     Bondholder when used with respect to any Bond shall mean (i) during the
     ----------
time the Book-Entry System is in effect for the Bonds, the Securities Depository or the Securities Depository Nominee, and (ii) during the time the Book-Entry System is not in effect for the Bonds, the person in whose name such Bond is registered in the Bond Register.

     Bond Payment Date shall mean each date (including any date fixed for
     -----------------
optional or mandatory redemption or tender of Bonds) on which Debt Service is payable on the Bonds.

     Bond Purchase Fund shall mean the fund established pursuant to
     ------------------
Section 8.02.

     Bond Register shall mean the register or registers for the registration and
     -------------
transfer of Bonds maintained by the Issuer pursuant to Section 5.01.

     Bond Registrar shall mean the agent of the Issuer appointed as such
     --------------
pursuant to Section 5.01 for the purpose of registering Bonds and transfers of Bonds.

     Book-Entry System means a book-entry only system of evidence of purchase
     -----------------
and transfer of beneficial ownership interests in the Bonds.

     Business Day shall mean any day other than (1) a Saturday, a Sunday or (2)
     ------------
a day on which the payment system of the Federal Reserve System is not operational, or (3) a day on which banking institutions are required or authorized to remain closed in any of the following locations: (i) the city in which the Principal Office of the Trustee is located, (ii) the city in which the principal office of the Remarketing Agent is located, (iii) the city in which the office of the Credit Obligor where drawings under the Letter of Credit are to be made is located, or (iv) the City of New York, New York.

     Acquisition/Construction Fund shall-mean the fund established pursuant to
     -----------------------------
Section 7.02.

     Conversion Date shall mean the first day of any Fixed Rate Period.
     ---------------

     County shall mean Gwinnett County, Georgia.
     ------

     Credit Documents shall mean collectively that certain Credit and Security
     ----------------
Agreement dated June 1, 1999 between the Credit Obligor and the Users and all agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the Users or any other person or persons which evidence or provide security for the obligations of the Users with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings which evidence or provide security for the obligations of the Users with respect to such Substitute Letter of Credit.

     Credit Obligor shall mean SouthTrust Bank, National Association, a national
     --------------
banking association, and its successors and assigns, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Obligor" shall mean the issuer of such Substitute Letter of Credit.

     Credit Obligor Indebtedness shall mean all indebtedness or obligations of
     ---------------------------
the Users to the Credit Obliger under the Credit Documents including without limitation (i) the Users' obligation to reimburse the Credit Obliger for draws made under the Letter of Credit and (ii) the Users' obligation to pay fees and charges for the issuance and continuation of the Letter of Credit.

     Credit Obligor Insolvency Date shall mean the date on which the Credit
     ------------------------------
Obliger notifies the Trustee in writing or the date on which the Trustee is notified in writing by the Issuer, the Users, or any Governmental Authority, that (i) a receiver or conservator of the Credit Obligor or of any of the respective properties or assets thereof shall have been appointed by any Governmental Authority, or (ii) possession of the property and business of the Credit Obligor shall have been taken by any Governmental Authority, or (iii) the Credit Obliger shall have taken advantage of any reorganization, liquidation or dissolution law or statute or if corporate action shall have been taken by the Credit Obliger for the purpose of effecting any of the foregoing.

     Debt Service shall mean the principal of, premium (if any) and interest
     ------------
payable on the Bonds.

     Defaulted Interest shall have the meaning stated in Section 5.04.
     ------------------

     Determination of Taxability shall mean, and shall occur when, (i) the
     ---------------------------
Trustee receives written notice from the Users, supported by an Opinion of Bond Counsel, that interest on the Bonds is Taxable or (ii) the Internal Revenue Service shall claim in writing that interest on the Bonds is Taxable; provided, that such a claim shall not be deemed a Determination of Taxability unless the Users are afforded reasonable opportunity (at their sole expense and for a period not to exceed 2 years) to pursue any judicial or administrative remedy available to the Users with respect to such claim and avail themselves of such opportunity by appropriate proceedings diligently pursued.

     Direct Participant or Direct Participant means securities brokers and
     ------------------    ------------------
dealers, banks, trust companies and clearing corporations which have access to the Book-Entry System.

     Event of Default shall have the meaning stated in Article XII. An Event of
     ----------------
Default shall "exist" if an Event of Default shall have occurred and be continuing.

     Existing Letter of Credit means the Letter of Credit held by the Trustee
     -------------------------
at the time a Substitute Letter of Credit is delivered to the Trustee.

     Federal Securities shall mean any of the following so long as the same are
     ------------------
not subject to prepayment or redemption at the option of the issuer: direct obligations of, or obligations the timely payment of the principal of and interest on which is fully guaranteed by, the United States of America.

     Financing Documents shall mean the Bonds, Indenture, the Lsan Agreement,
     -------------------
the Credit Documents, the Remarketing Agreement and the Letter of Credit.

     Fixed Rate shall mean the fixed interest rate borne by the Bonds during a
     ----------
Fixed Rate Period. more particularly described in Section 4.03.

     Fixed Rate Interest Payment Date shall mean a date on which interest
     --------------------------------
calculated according to the Fixed Rate is payable on the Bonds, more particularly described in Section 4.01(i).

     Fixed Rate Period shall mean a period specified by the User during which
     -----------------
the Bonds shall bear interest at a fixed rate per annum, more particularly described in Section 4.03.

     Fully Paid, (i) when used with respect to Indenture Indebtedness, shall
     ----------
have the meaning stated in Section 16.01, and (ii) when used with respect to Credit Obligor Indebtedness, shall mean that all indebtedness under the Credit Documents has been paid.

     Governmental Authority shall mean any federal, state, county, municipal, or
     ----------------------
other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof, having jurisdiction in the premises.

     Holder when used with respect to any Bond shall mean the Bondholder with
     ------
respect to such Bond.

     Indebtedness shall mean collectively Indenture Indebtedness and Credit
     ------------
Obligor Indebtedness.

     Indenture shall mean this instrument as originally executed or as it may
     ---------
from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions hereof.

     Indenture Indebtedness shall mean all indebtedness of the Issuer at the
     ----------------------
time secured by this Indenture, including without limitation (i) all Debt Service and (ii) all reasonable and proper fees, charges, expenses, and disbursements of the Trustee and the Issuer for services performed and disbursements made under this Indenture.

     Independent, when used with respect to any person, shall mean a person who
     -----------
(i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in either of the Users, the Issuer, the Credit Obligor, or in any other obligor wim respect to.the Bonds or in any Affiliate of either of the Users, the Issuer, the Credit Obligor, or of such other obligor, and (iii) is not connected with either of the Users, the Issuer, the Credit Obligor, or such other obligor as an officer, in-house attorney, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Indirect Participant means a broker, dealer, bank or other financial
     --------------------
institution for which the Securities Depository holds Bonds as securities depository through a Direct Participant.

     Interest Payment Date, when used with respect to any installment of
     ---------------------
interest on a Bond. means the date specified in such Bond as the fixed date on which such installment of interest is due and payable.

     Internal Revenue Code shall mean whichever of the following shall be
     ---------------------
applicable in the context: the Internal Revenue Code of 1954, as amended; the Internal Revenue Code of 1986, as amended; and the transition rules of related legislation.

     Issuer shall mean the Development Authority of Gwinnett County, a public
     ------
body corporate and politic created pursuant to the Act, and its successors and assigns.

     Loan Agreement shall mean that certain Loan Agreement dated June 1, 1999,
     --------------
between the Issuer and the Users including any amendments or supplements to such instrument from time to time entered pursuant to the applicable provisions thereof.

     Loan Default shall have the meaning stated in Article 10 of the Loan
     ------------
Agreement. A Loan Default shall "exist" if a Loan Default shall have occurred and be continuing.

     Letter of Credit shall mean the initial letter of credit delivered to the
     ----------------
Trustee on the date of delivery of the Bonds, and, unless the context or use indicates another or different meaning of intent, any Substitute Letter of Credit accepted by the Trustee.

     Letter of Representation shall mean and include (i) the Blanket Letter of
     ------------------------
Representation with respect to the Bonds submitted to the Securities Depository and (ii) any other or subsequent agreement with respect to the Bonds among said parties by whatever name or identification.

     Mandatory Tender shall mean a tender of Bonds required by Section 4.05.
     ----------------

     Mandatory Tender Date shall mean a date on which any Mandatory Tender is
     ---------------------
required, more particularly described in Section 4.05.

     Maximum Rate shall mean the lesser of(i) the rate of 12% per annum or (ii)
     ------------
for any period during which the Bonds are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Bonds.

     Opinion of Counsel shall mean a written opinion of counsel who may (except
     ------------------
as otherwise expressly provided in this Indenture) be counsel for the Users or the Credit Obligor and which opinion shall be acceptable to the Trustee.

     Opinion of Bond Counsel shall mean a written opinion of Bond Counsel, which
     -----------------------
opinion is acceptable to the Trustee and the Issuer.

     Optional Tender shall mean a tender of Bonds at the option of the Holder
     ---------------
thereof pursuant to Section 4.04.

     Optional Tender Date shall mean any date on which Bonds are to be purchased
     --------------------
pursuant to an Optional Tender.

     Outstanding when used with respect to Bonds shall mean, as of the date of
     -----------
determination, all Bonds authenticated and delivered under this Indenture, except:

          (1) Bonds canceled by the Trustee or delivered to the Trustee for cancellation,

          (2) Bonds for whose payment or redemption money in the necessary amount has been deposited with the Trustee in trust for the Holders of such Bonds, provided that, if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made,

          (3) Unsurrendered Bonds for the purchase of which money in the necessary amount has been deposited in the Bond Purchase Fund and is held in trust for the Holders of such Unsurrendered Bonds, and

          (4) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered under this Indenture;

provided, however, that in determining whether the Holder of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Users, the Issuer or any other obligor with respect to the Bonds or any Affiliate of the Users, the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be disregarded. Bonds so owned which have been pledged in good faith (including Pledged Bonds) may be regarded as Outstanding for such purposes if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Users, the Issuer, or any other obligor with respect to the Bonds or any Affiliate of the Issuer, the Users or of such other obligor.

     Paying Agent shall mean the Trustee and any other person authorized by the
     ------------
Issuer to pay Debt Service on any Bonds on behalf of the Issuer.

     Pledged Bonds shall mean Bonds purchased pursuant to the Optional Tender or
     -------------
Mandatory Tender provisions of this Indenture with money drawn under the Letter of Credit and held by the Tender Agent or Trustee for the benefit of, or registered in the name of, the Credit Obligor, as pledgee, pursuant to Section
4.06 of this Indenture and pursuant to any provision of the Credit Documents with respect thereto.

     Post-Default Rate shall mean (i) when used with respect to any payment of
     -----------------
Debt Service on any Bond, the rate specified in such Bond for overdue installments of Debt Service on such Bond, computed as provided in such Bond, and (ii) when used with respect to all other payments due under this Indenture or the Loan Agreement, the rate of 12% per annum (computed on the basis of a 360-day year with 12 months of 30 days each).

     Principal Office of the Tender Agent shall mean the office where the Tender
     ------------------------------------
Agent maintains its principal office.

     Principal Office of the Trustee shall mean the office which the Trustee
     -------------------------------
maintains its principal corporate trust office for purposes of this Bond issue, currently in Birmingham, Alabama, or such other office as shall be designated by the Trustee by written notice to the Issuer, the Users, the Credit Obligor and the Holders of the Bonds.

     Project shall have the meaning assigned in the Loan Agreement.
     -------

     Project Costs shall have the meaning assigned in the Loan Agreement.
     -------------

     Oualified Investments shall mean:
     ---------------------

          (1) the local government investment pool created in Chapter 83 of Title 36 of the Official Code of Georgia Annotated;

          (2) bonds or obligations of the Issuer or bonds or obligations of the State of Georgia or counties, municipal corporations, and political subdivisions of the State rated in one of the two highest categories by any Rating Agency (without regard to subcategories);

          (3) bonds or other obligations of the United States or of subsidiary corporations of the United States government which are fully guaranteed by such government;

          (4) obligations of agencies of the United States government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank, and the Central Bank for Cooperatives;

          (5) bonds or other obligations issued by any public housing agency or municipal, corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

          (6) certificates of deposit of national or state banks located within the State of Georgia which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan or savings and loan associations located within the State of Georgia which have deposits insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation or the Georgia Credit Union Deposit Insurance Corporation, including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as depository, custodian, or trustee for any such bond proceeds, provided the portion of the certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, or the Georgia Credit Union Deposit Insurance Corporation, if any, must be secured by deposit, with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within the State of Georgia, of one or more of the following securities in an aggregate principal amount equal at least to the amount of such excess: direct and general obligations of the State of Georgia or of any county or municipal corporation in the State of Georgia, obligations of the United States or subsidiary corporations described in (3) above, obligations of the agencies of the United States government described in
     (4) above, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities described in (5) above; and

          (7) securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

               (a) the portfolio of such investment company or investment trust or common trust fund is limited to the obligation described in paragraph (3) above and repurchase agreements fully collateralized by any such obligations,

               (b) such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian,

               (c) such investment company or investment trust or common trust fund is managed so as to maintain its share at a constant net asset value, and

               (d) securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State of Georgia.

     Rating Agency shall mean any nationally recognized securities rating
     -------------
agency.

     Regular Record Date shall mean (i) with respect to any Variable Rate
     -------------------
Interest Payment Date, the day immediately prior to such Interest Payment Date,
(ii) with respect to any Fixed Rate Interest Payment Date for a Fixed Rate Period of less than 6 months, the day immediately prior to such Fixed Rate Interest Payment Date, and (iii) with respect to any Fixed Rate Interest Payment Date for a Fixed Rate Period of 6 months or more, the 15th day (whether or not a Business Day) next preceding such Fixed Rate Interest Payment Date.

     Remarketing Agent shall mean the person appointed as "Remarketing Agent"
     -----------------
pursuant to Section 15.01, until a successor Remarketing Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Remarketing Agent" shall mean such successor.

     Remarketing Agreement shall mean that certain Remarketing and Interest
     ---------------------
Service Agreement, dated as of June 1, 1999 among the Users, the Issuer and the Remarketing Agent.

     Securities Depository means The Depository Trust Company, a limited purpose
     ---------------------
trust company organized under the laws of the State of New York, and the successors and assigns thereof, and any substitute securities depository therefor that maintains a Book-Entry System for the Bonds.

     Securities Depository Nominee means the Securities Depository or the
     -----------------------------
nominee of such Securities Depository in whose name there shall be registered on the Bond Register the Bonds to be delivered to such Securities Depository during a period in which the Bonds are held pursuant to the Book-Entry System.

     Special Funds shall mean the Bond Fund, the Bond Purchase Fund, the
     -------------
Acquisition/Construction Fund, and any other fund or account established pursuant to this Indenture.

     Special Record Date for the payment of any Defaulted Interest on the Bonds
     -------------------
means a date fixed by the Trustee pursuant to Section 5.04.

     Stated Expiration Date shall mean the date on which the Letter of Credit
     ----------------------
 will, by its terms, expire unless the Letter of Credit is terminated on an earlier date in accordance with its terms.

     Substitute Letter of Credit shall mean a letter of credit delivered to the
     ---------------------------
Trustee in substitution for an Existing Letter. of Credit then held by the Trustee, as more particularly described in Section 4.11 hereof.

     Taxable shall mean that interest on the Bonds is includible in the gross
     -------
income of any Holder thereof in the computation of federal income tax liability for any reason other than the fact that such Holder is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code. Interest on the Bonds shall not be deemed "Taxable" because interest is includible in any calculation of income for purposes of an alternative minimum tax or any other type of taxation other than the regular federal tax imposed on income.

     Tender Agent shall mean any person appointed as "Tender Agent" pursuant to
     ------------
Section 15.02, until a successor Tender Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Tender Agent" shall mean such successor.

     Tender Date shall mean an Optional Tender Date or a Mandatory Tender Date,
     -----------
as the case may be.

     Tendered Bonds shall mean Bonds tendered (or deemed tendered) for purchase
     --------------
pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture.

     Trust Estate shall have the meaning stated in the habendum to the granting
     ------------
clauses to this instrument.

     Trustee shall mean SouthTrust Bank, National Association, a national
     -------
banking association with its designated corporate trust office in Birmingham, Alabama, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor.

     Unsurrendered Bond shall mean Bonds (or portions thereof in authorized
     ------------------
denominations) which are deemed purchased pursuant to Optional Tender or Mandatory Tender provisions hereof, but which have not been presented to the Trustee by the Holders thereof; provided, any Bond which the Holder thereof elects to retain under Section 4.05(c) shall not be an Unsurrendered Bond for purposes of this Indenture.

     Users shall mean, collectively, Color Image, Inc. and Kings Brothers, LLC,
     -----
and the respective successors and assigns thereof, and thereafter "Users" shall mean such persons.

     Variable Rate shall mean the variable interest rate borne by the Bonds
     -------------
during a Variable Rate Period, more particularly described in Section 4.02.

     Variable Rate Interest Payment Date shall mean a date on which interest
     -----------------------------------
calculated at the Variable Rate is payable on the Bonds, more particularly described in Section 4.01(h), the first such date being August 1, 1999.

     Variable Rate Period shall mean a period during which the Bonds bear
     --------------------
interest at the Variable Rate, more particularly described in Section 4.02.

     SECTION 1.02. Actions of Bondholders
                   ----------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given, made or taken by Bondholders may be embodied in and evidenced by one or more substantially concurrent instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer or the Users. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Actions" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of Bonds, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Issuer and (subject to Section 13.01) in favor of the Trustee, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officers authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c)  The ownership of Bonds shall be proved by the Bond Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

     SECTION 1.03. Form and Contents of Documents Delivered to Trustee
                   ---------------------------------------------------

     (a) Whenever several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of either of the Users or of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer of either of the Users or an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer or such User, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Whenever any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer or the Users shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's or Users' compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer or Users to have such application or to the sufficiency of such certificate or report.

     SECTION 1.04. Compliance Certificates and Opinions
                   ------------------------------------

     (a) Upon any application or request by the Issuer or Users to the Trustee to take any action under any provision of this Indenture, the Issuer or the Users, as the case may be, shall furnish to the Trustee a certificate signed by an Authorized Issuer Representative or Authorized User Representative, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.05. Effect of Headings and Table of Contents
                   ----------------------------------------

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.06. Date of Indenture
                   -----------------

     The date of this Indenture is intended as and for a date for the convenient identification of this Indenture and is not intended to indicate that this Indenture was executed and delivered on said date.

     SECTION 1.07. Enforceability
                   --------------

     If any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.08. Governing Law
                   -------------

     This Indenture shall be construed in accordance with and governed by the laws of the State of Georgia.

     SECTION 1.09. Counterparts
                   ------------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.10. Notices
                   -------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or Action of Bondholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Issuer, the Trustee, the Tender Agent, the Remarketing Agent, the Users, or the Credit Obligor shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Indenture) (i) delivered personally to the party or, if such party is not an individual, to an officer or other legal representative of the party to whom the same is directed, at the address specified below, (ii) mailed by first-class, registered or certified mail, postage prepaid, addressed as specified below, or (iii) sent by telex or telecopy or other facsimile transmission system to the number specified below. The hand delivery and mailing address and telex or telecopy number for the parties are as follows:

Issuer
------

                      Development Authority of Gwinnett County
                      c/o Mr. W. Howard Fowler
                      Attorney at Law
                      (P.O. Box 653 - 30046-0653)
                      229 West Crogan Street
                      Lawrenceville, Georgia

                      Telephone Number: 770/338-8666
                      Telecopy Number: 770/962-2412

Trustee
-------

                      SouthTrust Bank, National Association
                      Attention: Corporate Trust Department
                      110 Office Park Drive - 2nd Floor
                      Birmingham, Alabama 35223

                      Telephone Number: 205/254-4131
                      Telecopy Number: 205/254-4180

Remarketing Agent
-----------------

                      SouthTrust Securities, Inc.
                      112 North 20th Street
                      Birmingham, Alabama 35203
                      Attention: Lynn Bishop

                      Telephone Number: 205/254-5884
                      Telecopy Number: 205/254-4989



Users
-----

                      Color Image, Inc.
                      2972 Pacific Drive
                      Norcross, Georgia 30071
                      Attention: Ann Shieh
                      Telephone Number: 770/840-7090
                      Telecopy Number: 770/840-7029

Credit Obliger
--------------

                      SouthTrust Bank, National Association
                      11180 Alpharetta Highway
                      Roswell, Georgia 30076
                      Attention: Steve Moxley
                      Telephone Number: 770/569-4022
                      Telecopy Number: 770/569-4024

Any of such parties may change the address or number for receiving any such notice or other document by giving notice of the change to the other parties named in this Section.

     (b) Any notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer or other legal representative of the party) at the address or number specified pursuant to this Section, or, if sent by mail, 3 days after such notice or document is deposited in the United States mail, first class postage prepaid, addressed as provided above.

     SECTION 1.11. Notices to Bondholders; Waiver
                   ------------------------------

     (a) Where this Indenture provides for publication of notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by telecopy or other facsimile transmission system, to each Holder of such Bonds, at the address of such Holder as it appears in the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the first publication of such notice.

     (b) In any case where notice to Bondholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.12. Concerning the Credit Obligor and the Letter of Credit
                   ------------------------------------------------------

     (a) No consent or direction or other exercise of discretion or control by the Credit Obligor hereunder shall be required or permitted if the Letter of Credit is no longer in effect or if the Credit Obligor has dishonored a draw under the Letter of Credit or a Credit Obligor Insolvency Date has occurred.

     (b) Nothing contained in this Indenture shall be construed to require or permit any consent or approval by the Credit Obligor for the performance by the Trustee of its obligations under Sections 8.01, 8.02 or 12.02, with respect to draws under the Letter of Credit and acceleration of the maturity of the Bonds, except where such consent or approval of the Credit Obligor is expressly required or permitted in any of such Sections.

     SECTION 1.13. Notice to Rating Agencies
                   -------------------------

     The Trustee shall promptly furnish to each Rating Agency (if any) that maintains a rating with respect to the Bonds a notice of (i) any change of the Trustee, the Remarketing Agent or the Tender Agent, (ii) any change or amendment of the Indenture, Loan Agreement or the Letter of Credit, (iii) the expiration or renewal or extension or termination of the term of the Letter of Credit, or substitution of the Letter of Credit, (iv) the conversion of the interest rate on the Bonds to a Fixed Rate, (v) the acceleration of payment of principal and interest on the Bonds pursuant to Section 12.02, (vi) the payment in full, or the redemption prior to maturity, of all Bonds Outstanding hereunder, or (vii) receipt of notice of the Issuer's intent to establish a trust for the payment of the Bonds in accordance with Section 16.02.

     SECTION 1.14. Successors and Assigns
                   ----------------------

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.15. Benefits of Indenture
                   ---------------------

     Nothing in this Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, the Holders of the Outstanding Bonds, the Users and the Credit Obligor, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                  ARTICLE II

                               GRANTING CLAUSES

     To secure the payment of Debt Service on the Bonds and all other Indenture Indebtedness and the performance of the covenants contained herein and in the Bonds, and to declare the terms and conditions on which the Bonds are secured, and in consideration of the premises and of the purchase of the Bonds by the Holders thereof, the Issuer by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Trustee, and grant to the Trustee security title to and a continuing security interest in, all and singular, the following described property and all proceeds and products thereof:

                                       I.

     All right, title and interest of the Issuer in and to the Loan Agreement (except for the right to indemnification and reimbursement of expenses granted to the Issuer pursuant to the Loan Agreement) together with all powers, privileges, options and other benefits of the Issuer contained in the Loan Agreement; provided, however, that nothing contained in this clause shall impair, diminish or otherwise affect the Issuer's obligations under the Loan Agreement or, except as otherwise provided in this Indenture, impose any such obligations on the Trustee.

                                       II.

     Money and investments from time to time on deposit in, or forming a part of, the Special Funds, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

                                      III.

     Any and all property of every kind or description which may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien of this Indenture as additional security by the Issuer or anyone on its part or with its written consent, or which pursuant to any of the provisions hereof or of the Loan Agreement may come into the possession or control of the Trustee or a receiver appointed pursuant to this Indenture; and the Trustee is hereby authorized to receive any and all such property as and for additional security for the Bonds and to hold and apply all such property subject to the terms hereof;

     TO HAVE AND TO HOLD all said property, rights and privileges of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said property, rights and privileges being herein called the "Trust Estate") unto the Trustee and its
                                    ------------
successors and assigns forever;

     BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of the Bonds without any priority of any such Bond over any other such Bond;

     PROVIDED, HOWEVER, that money collected by the Trustee pursuant to the Letter of Credit shall be used solely for the purpose of paying Debt Service on the Bonds or the purchase price of Bonds tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof.

                                   ARTICLE III

                                LIMITED LIABILITY

     SECTION 3.01. Source of Payment of Bonds and Other Obligations: Disclaimer
                   -------------------------------------------------------------
of General Liability
--------------------


     (a) The Debt Service on the Bonds and any other payments required by this Indenture shall be secured by the Trust Estate. The covenants and agreements contained herein and in the Bonds do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the general credit of the Issuer or Gwinnett County, Georgia, and in the event of a breach of any such covenant or agreement, no personal or pecuniary liability or charge payable directly or indirectly from the general assets or revenues of the Issuer or Gwinnett County, Georgia (other than the Trust Estate), shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the covenants and agreements on its part contained herein or in the Bonds.

     (b) The Bonds and any other payments required by this Indenture shall never constitute an indebtedness, pecuniary liability, or charge against the general credit or taxing powers of the State of Georgia or any political subdivision thereof, including without limitation Gwinnett County, Georgia, within the meaning of any constitutional provision or statutory limitation whatsoever.

     SECTION 3.02. Covenants of Issuer  Not Covenants of Officials Individually
                   ----------------------------------------------------------

     All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent permitted by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein, shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future officer, member, agent or employee of the Issuer in his individual capacity, and no offer of the Issuer executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability be reason of the issuance thereof. No officer, agent or employee of the Issuer shall incur any personal liability in acting or proceeding or in not acting or not proceeding in accordance with the terms of this Indenture.

     SECTION 3;03. Limited Liability of Issuer: No Personal Liability
                   --------------------------------------------------

     No recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained herein or in the Bonds or other documents to which the Issuer is a party or for any claim based hereon or thereon or otherwise in respect hereof or thereof against any director, member officer, agent, attorney or employee, as such in his/her individual capacity, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under or by reason of any of the obligations, promises or agreements entered into in the Bonds or between the Issuer and the Trustee, whether herein contained or to be implied here from as being supplemental hereto; and all personal liability of that character against every such director, member. officer, agent, attorney and employee is, by the execution of this Indenture and as a condition of, and as part of the consideration for, the execution of this Indenture, expressly waived and released.

     The Bonds shall be limited obligations of the Issuer. The Bonds and the interest thereon and redemption premium, if any shall not be deemed to constitute or create an indebtedness, liability or obligation of the Issuer, the State or any political subdivision or agency thereof with the meaning of any State constitutional provision or statutory limitation or pledge of the faith the credit or the taxing power of the State or any such political subdivision or agency. The Bonds and the interest thereon are payable solely from and secured by the Trust Estate, including the moneys available to be drawn by the Trustee under the Letter of Credit that may be in effect from time to time to support payments due on or with respect to the Bonds, all as described in and subject to limitations set forth in the Indenture, for the equal and ratable benefit of the Holders, from time to time. of the Bonds. Nothing in the Bonds or in the Indenture or the proceedings of the Issuer to create a debt of the Issuer, the state. or any political subdivision thereon within the meaning of any constitutional or statutory provision of the state. No member, director or officer, agent attorney or employee of the Issuer, including any person executing the Indenture or the Bonds, shall be liable personally on the Bonds or subject to any personal liability for any reason relating to the issuance of the Bonds. The Bonds and interest due thereon shall not be a general obligation, debt or liability of the Issuer and do not constitute or give rise to any pecuniary liability or charge against the general credit of the Issuer.

                                   ARTICLE IV

                                    THE BONDS

     SECTION 4.01. General Terms
                   -------------

     (a) There is hereby authorized to be issued under and secured by this Indenture a series of Bonds in aggregate principal amount of $4,100,000 and designated "Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999" (herein the "Bonds").

     (b)  No additional bonds may be issued hereunder.

     (c) The Bonds shall be issuable as registered bonds without coupons in Authorized Denominations. The Bonds shall be numbered separately from 1 upward.

     (d)  The Bonds shall mature on June 1, 202O subject to the provisions of
Section 6.01(b).

     (e) The Bonds shall be dated as of the date of initial delivery thereof and shall bear interest from such date, or the most recent date to which interest has been paid or duly provided for, at the applicable rate per annum set forth in this Article.

     (f) The Bonds shall bear interest at the Variable Rate or at the Fixed Rate, as provided in Sections 4.02 and 4.03.

     (g) Interest at the Variable Rate and interest at a Fixed Rate for each Fixed Rate Period of less than 6 months shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each.

     (h) Interest shall be payable on overdue principal on the Bonds and (to the extent legally enforceable) on any overdue installment of interest on the Bonds at the Post-Default Rate.

     (i)  Interest shall be payable in arrears on the following dates:


          (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month of each year during the Variable Rate Period and
     (ii) the day immediately following any Variable Rate Period;

          (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period; and

          (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and (iii) on the day immediately following such Fixed Rate Period.

     (j) Payment of interest on the Bonds due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the Bondholder or Bondholders at the address thereof appearing in the Bond Register. Such payments of interest shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of principal of (and premium, if any, on) the Bond and payment of accrued interest on the Bonds due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender thereof at the Principal Office of the Trustee or at the office of any other Paying Agent therefor. This subsection (j) and the following subsection (k) are subject to the provisions of Section 5.02 hereof in that payments shall be made by the Trustee through the Securities Depository while the Bonds are in the Book Entry System.

     (k) Upon the written request of the Holder of any Bond in a principal amount of not less than $100,000, the Trustee will make payment of the Debt Service due on such Bond by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee, provided that:

          (1) such written request contains adequate instructions for the method of payment, and

          (2) payment of the principal of (and redemption premium, if any, on) such Bond and payment of the accrued interest on such Bond due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of such Bond to the Trustee.

     SECTION 4.02. Variable Rate
                   -------------

     (a) The Bonds shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period for the Bonds, such Bonds shall bear interest at the Variable Rate (unless the day immediately following such Fixed Rate Period is a Conversion Date), and once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of(i) a Conversion Date or (ii) the final maturity of the Bonds.

     (b) The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent periodically during a Variable Rate Period as provided below in this Section.

     (c) The Variable Rate shall be determined on the first day of each Variable Rate Period (beginning upon initial issuance of the Bonds and following a Fixed Rate Period) and on each Thursday during a Variable Rate Period (or, if such Thursday is not a Business Day, on the immediately preceding Business Day). The Variable Rate so determined shall become effective (i) on the date of determination, if such date is the first day of the Variable Rate Period, or (ii) if such date is not the first day of a Variable Rate Period, on the day immediately following the date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next determination date, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until such determination date as the Remarketing Agent shall determine the Variable Rate in accordance with the terms hereof.

     (d) The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. On each Variable Rate determination date the Remarketing Agent shall deliver written notice of the Variable Rate so determined to the Trustee and the Users. Upon the written request of any Bondholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect.

     (e) The Variable Rate determined from time to time by the Remarketing Agent shall be conclusive and binding on the Issuer, the Users, the Trustee and the Bondholders.

     SECTION 4.03. Fixed Rate
                   ----------

     (a) The Bonds shall bear interest at a Fixed Rate during each period of time specified by the Users as provided below in this Section; provided that for each Fixed Rate Period there has first been delivered to the Trustee, the Users and the Remarketing Agent an Opinion of Bond Counsel with respect to the Bonds to the effect that converting the interest rate on the Bonds to a Fixed Rate, or establishing a new Fixed Rate Period immediately following another Fixed Rate Period, as the case may be, will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on such Bonds to be or to become Taxable. Upon the expiration of a Fixed Rate Period, interest on the Bonds will automatically convert to a Variable Rate unless and until the Users elect to have the interest rate converted to another Fixed Rate for a Fixed Rate Period designated by the Users.

     (b) The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and, for each Fixed Rate Period other than the initial Fixed Rate Period, shall be determined by the Remarketing Agent as provided below in this Section.

     (c) The Users may elect that the Bonds bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 20 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect, (ii) the Conversion Date may not be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect,
(iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. The Trustee shall deliver a copy of such notice to the Remarketing Agent, the Tender Agent and the Credit Obligor on or before the third following Business Day. Any such election by the Users shall be irrevocable after 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date.

     (d) Not less than 1 nor more than 10 days prior to the proposed Conversion Date the Remarketing Agent shall determine the interest rate for such Fixed Rate Period, which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period begins on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate. The Remarketing Agent shall deliver written notice of the Fixed Rate or Rates to the Trustee on the date the same are determined. The Trustee shall deliver a copy of such notice and the Users on or before the following Business Day.

     (e) Notwithstanding the foregoing, a Fixed Rate or Fixed Rates shall not be established if (i) the Users deliver to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Birmingham, Alabama time) on the Conversion Date the Trustee does not receive

          (1) the Opinion of Bond Counsel referred to in Section 4.03(a) and meeting the requirements thereof, and

          (2) the Substitute Letter of Credit (if any) that was to be effective on such Conversion Date.

If all conditions to the establishment of a Fixed Rate or Fixed Rates are not satisfied, the Bonds shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

     (f) The Fixed Rate or Rates determined by the Remarketing Agent shall be conclusive and binding on the Issuer, the Users, the Trustee and the Bondholders.

     SECTION 4.04. Optional Tender
                   ---------------

     (a) The Holder of any Bond shall have the right to tender such Bond to the Trustee or Tender Agent for purchase in whole or in part (if in part, only in an Authorized Denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date. In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below in this Section, at the Principal Office of the Trustee at least 7 days prior to the proposed Optional Tender Date.

     (b) Any such notice of Optional Tender must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice shall be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice. The written notice of Optional Tender must be substantially in the following form or in such other form as shall be acceptable to the
Trustee:

                             Optional Tender Notice
                             ----------------------

SouthTrust Bank, National Association
Attention: Corporate Trust Department
110 Office Park Drive - 2nd Floor
Birmingham, Alabama 35223



     Re: Variable/Fixed Rate Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999, issued by the Development Authority of Gwinnett County pursuant to a Trust Indenture dated June 1, 1999

     The undersigned is the registered owner of the following Bond, which is part of the above-referenced issue of Bonds:


     Certificate Number:
                        ------------------------
     Principal Amount:
                        ------------------------

The undersigned hereby elects to have (check one as appropriate, and be certain to designate the principal amount tendered, if less than the entire amount):

     ________  the entire principal amount

     ________ $__________ (must be an authorized multiple of the smallest Authorized Denomination) of the principal amount of such Bond purchased on the following date (specify a Business Day that is at least 7 days after notice of tender is delivered to the Trustee):

                           --------------------------
                             [Optional Tender Date]

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS ELECTION IS IRREVOCABLE AND BINDING ON THE UNDERSIGNED AND CANNOT BE WITHDRAWN.

     Dated:
           ---------------------


Print or Type

                      ------------------------------------
                               Name of Bondholder

                      ------------------------------------
                                     Address

                      ------------------------------------
                                Telephone Number

Signature
                      ------------------------------------
                       (The name and signature must correspond
                       exactly to the name appearing on the
                       registration books maintained by the Trustee)

Medallion Number:
                 --------------------



*Signature(s) must be guaranteed by an eligible guarantor institution which is a member of the recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

     (c) If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase.

     (d) Not later than 3:00 p.m. (Birmingham, Alabama time) on the Business Day after receipt of any such telephonic or written notice of Optional Tender the Trustee shall deliver written notice to the Tender Agent, the Remarketing Agent, the Users and the Credit Obligor specifying (i) the principal amount of Bonds for which a notice of Optional Tender has been given and (ii) the proposed Optional Tender Date therefor.

     (e) Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the Holder thereof shall have properly exercised the option to have his Bond or any authorized part thereof purchased pursuant to this Section.

     (f) If a written notice of tender shall have been duly given with respect to any Bond or any authorized part thereof, the Holder of such Bond shall deliver such Bond to the Trustee at the Principal Office of the Trustee or to the Tender Agent at the Principal Office of the Tender Agent at or before 10:00 a.m. (Birmingham, Alabama time) on the Optional Tender Date, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Bond or in such other form as shall be acceptable to the Trustee or the Tender Agent). During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on an Optional Tender Date shall be deemed satisfied thereby. Any Bond or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date.

     (g) On each Optional Tender Date the Trustee shall purchase, or cause to be purchased, all Bonds or any authorized part thereof as to which written notices of Optional Tender for purchase have been received at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Optional Tender Date. Funds for payment of the purchase price of such Bonds or such parts shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 8.02.

     (h) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds or authorized parts thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Optional Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.

     (i) Anything in this Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted for Pledged Bonds or for any Bond which is deemed Fully Paid.

     SECTION 4.05. Mandatory Tender
                   ----------------

     (a) The Holder of each Bond other than a Pledged Bond or a Bond that has been deemed Fully Paid shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates; provided each such Holder may elect to retain the Bond or Bonds thereof by written notice meeting the requirements of subsection 4.05(c) delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date:

          (1)  each proposed Conversion Date,

          (2) the date immediately following the expiration of a Fixed Rate Period,

          (3) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation (as defined in Section 4.11 hereof) all meeting the requirements of this Indenture therefor is delivered to the Trustee in accordance with the terms of Section 4.11 of this Indenture,

          (4)  a Credit Obligor Insolvency Date,

          (5) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Bonds is established during, a Variable Rate Period, and

          (6) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Bonds during a Variable Rate Period.

If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

     (b) Not less than 15 days prior to the Mandatory Tender Date, notice of a Mandatory Tender shall be given by the Trustee in writing to the Tender Agent, the Remarketing Agent, the Users, and the Credit Obligor and in writing by registered or certified mail to the Bondholder or Bondholders at the address thereof appearing on the Bond Register. Such notice of Mandatory Tender shall

          (1)  specify the Mandatory Tender Date,

          (2) state the reason for the Mandatory Tender (being the applicable event listed in subsection (a) of this Section),

          (3) state that all Bonds shall be tendered by the Holders thereof on such Mandatory Tender Date by appropriate transfer on the records of the Securities Depository or by delivery to the Trustee at the Principal Office of the Trustee or to the Tender Agent at the Principal Office of the Tender Agent at or before 10:00 a.m. (Birmingham, Alabama time) together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Bonds or such other form as shall be acceptable to the Trustee or Tender Agent),

          (4) state that all Bonds shall be purchased on the Mandatory Tender Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date, and any Bond that is not so transferred on the records of the Securities Depository or so delivered to the Trustee or Tender Agent shall be deemed to have been tendered for purchase by the Holder thereof on the Mandatory Tender Date,

          (5) state that any Holder may elect to retain the Bond or Bonds thereof by written notice meeting the requirements of subsection 4.05(c) (a description of which requirements shall be included in such notice) delivered to the Principal office of the Trustee not less than five days prior to the Mandatory Tender Date.

     (c) (1) The Holder of any Bond subject to a Mandatory Tender may elect to retain the Bond or Bonds thereof by written notice delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt and shall:

               (i) state that the person delivering the same is a Holder and the principal amount of the Bonds such Holder is electing to retain,

               (ii) state that the Holder has received notice of the Mandatory Tender and the reason therefor,

               (iii) direct the Trustee not to purchase the specified principal amount of the Bonds of the Holder.


          (2) Any notice delivered to the Trustee by an Holder pursuant to this subsection 4.05(c) shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Bonds so retained (including any Bonds issued in exchange therefor or upon transfer thereof).

          (3) Any Bond which the Holder thereof elects to retain under this subsection 4.05(c) shall not be an "Unsurrendered Bond" for purposes of this Indenture.

     (d) All Bonds to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Birmingham, Alabama time) on the Mandatory Tender Date, to the Trustee at the Principal Office of the Trustee or to the Tender Agent at the Principal Office of the Tender Agent, together with an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided in the Bonds or such other form as shall be acceptable to the Trustee or Tender Agent). During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on a Mandatory Tender Date shall be deemed satisfied thereby. All Unsurrendered Bonds shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date.

     (e) On the Mandatory Tender Date, the Trustee shall purchase, or cause to be purchased, all Bonds tendered or deemed tendered for purchase on such date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Mandatory Tender Date. Funds for payment of the purchase price of such Bonds shall be drawn by the Trustee from the Bond Purchase Fund as provided in Section 8.02.

     (f) If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bonds shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Mandatory Tender Date and, upon receipt by the Trustee or Tender Agent of any such Unsurrendered Bonds from the Holders thereof, shall pay, or ,cause to be paid, the purchase price of such Unsurrendered Bonds to the Holders thereof and cancel such Unsurrendered Bonds.

     (g) After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender (except with respect to Bonds which the Holders thereof have elected to retain as provided in subsection 4.05(c)) notwithstanding the fact that the reasons for giving such notice cease to exist or are not longer applicable.

     SECTION 4.06. Procedures for Purchase and Remarketing of Bonds; Delivery of
                   -------------------------------------------------------------
Purchased and Remarketed Bonds
------------------------------

     (a) Anything in this Indenture to the contrary notwithstanding, for purposes of this Section 4.06 during a period in which the Book-Entry System is in effect for the Bonds:

          (1) the term "Bond" and "Bonds" when used in this Section 4.06 shall mean and include the interests of the Beneficial Owners therein all or a portion of which are tendered or deemed tendered for purchase pursuant to this Indenture, and

          (2) the term "Holder" and "Holders" when used in this Section 4.06 shall mean and include any Beneficial Owner or Beneficial Owners who shall have tendered the interests (or a portion) thereof in the Bonds for purchase pursuant to this Indenture, and

          (3) delivery, transfer, and registration of ownership and pledge of the beneficial ownership interests in the Bonds shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds in connection with such tender shall be deemed satisfied thereby.

     (b) The Remarketing Agent will use its best efforts to remarket all Bonds tendered or deemed to be tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof, subject to the provisions of subsection
(h) of this Section. The Users may at any time, upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or resume the remarketing of some or all of the Bonds.

     (c) At or prior to 10:00 a.m. (Birmingham, Alabama time) on any Tender Date (or at such other time to which the Trustee shall agree), the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed in writing, to the Trustee specifying or confirming the names, addresses, and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, such Bonds, if any, remarketed by it pursuant to this Section. The Remarketing Agent shall make appropriate settlement arrangements between the purchasers of such remarketed Bonds and the Trustee, and shall direct such purchasers by appropriate instructions to pay the purchase price of such Bonds to the Trustee at or before 12:00 noon (Birmingham, Alabama time) on the Tender Date. The Trustee shall deposit the proceeds of any such remarketing in the Bond Purchase Fund.

     (d) At or before 1:00 p.m. (Birmingham, Alabama time) on each Tender Date the Trustee shall pay the purchase price to each Holder of a Bond (or portion thereof) tendered for purchase. The Trustee shall pay the purchase price of each Bond tendered by check or draft mailed by the Trustee to the Holder of such Bond at his address appearing in the Bond Register or, upon the written request of such Holder accompanied by adequate instructions, by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee. The Trustee shall pay such purchase price from money on deposit in the Bond Purchase Fund in strict compliance with the provisions thereof; provided, that the Trustee shall not pay the purchase price of any Unsurrendered Bond, unless and until the Holder of such Unsurrendered Bond presents such Unsurrendered Bond to the Trustee or Tender Agent. All Bonds so purchased by the Trustee shall be delivered by the Trustee or Tender Agent in accordance with this Section, provided, however, that during any period which the Bonds are in Book-Entry System the terms and provisions of Section 5.02 hereof shall apply.

     (e) The Trustee and the Tender Agent shall hold all Bonds delivered to them pursuant to the Optional Tender or Mandatory Tender provisions hereof in trust solely for the benefit of the respective Holders who shall have so delivered such Bonds until money representing the purchase price of such Bonds shall have been delivered to or for the account of such Holder.

     (f) Pledged Bonds shall be held subject to the following terms and conditions:

          (1) If, on the Tender Date, the Trustee receives written notice (a "Reimbursement Notice") from the Credit Obligor stating that it has been reimbursed for the drawing made under the Letter of Credit to pay the purchase price of such Pledged Bonds and that the Letter of Credit has been reinstated to the extent of the amount so drawn to pay the purchase price of such Pledged Bonds (except as limited by the provisions of the Letter of Credit relating to the "Maximum Interest Coverage"), then such Bonds shall no longer be considered "Pledged Bonds" and the Trustee shall register such Bonds as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the Users. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the Users shall be held by the Trustee or Tender Agent for the account of the Users or, upon written request of the Users, shall be delivered to the Users.

          (2) If the Trustee does not receive a Reimbursement Notice by the close of business on the Tender Date, then the Trustee shall register such Pledged Bonds in the name of the Credit Obligor, as pledgee. Any Pledged Bonds held by the Tender Agent shall be transmitted to the Trustee. Such Pledged Bonds shall be held by the Trustee on behalf of the Credit Obligor, as pledgee, until the Trustee receives a Reimbursement Notice with respect to such Bonds or, upon written request of the Credit Obligor, shall be delivered to the Credit Obligor. Upon receipt by the Trustee of a Reimbursement Notice with respect to any Pledged Bonds, such Bonds shall no longer be considered "Pledged Bonds" and shall, subject to the provisions of subsection (h) of this Section, be disposed of as provided in paragraph
     (1) of this subsection (f). The Trustee shall give prompt notice to the Tender Agent of the receipt of any Reimbursement Notice.

     (g) Bonds purchased by the Trustee with money from any source other than money drawn under the Letter of Credit shall be registered as follows: (i) if such Bonds have been remarketed by the Remarketing Agent, as directed by the Remarketing Agent, or (ii) if such Bonds have not been remarketed, in the name of the Users. Bonds registered as directed by the Remarketing Agent shall be delivered by the Trustee or Tender Agent to, or upon the direction of, the Remarketing Agent. Bonds registered in the name of the Users shall be held by the Trustee or Tender Agent for the account of the Users or, upon written request of the Users, shall be delivered to the Users.

     (h) Any provision of this Indenture to the contrary notwithstanding, if the Bonds are purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and the Letter of Credit has expired or terminated (or will expire or terminate within 30 days), the Bonds may not be sold or remarketed unless (i) the Trustee receives an Opinion of Bond Counsel with respect to the Bonds which states in effect that the expiration or termination of the Letter of Credit, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to become Taxable and (ii) the Trustee and Issuer receive an Opinion of Counsel stating in effect that the remarketing of the Bonds under such circumstances will not be in violation of any federal or state laws regarding registration of, or other filing in connection with the issuance or sale of, securities.

     (i) Any Bond remarketed by the Remarketing Agent that has been called for prior redemption shall be delivered with a copy of the redemption notice, and any Bond as to which notice of Mandatory Tender has been given shall be delivered with a copy of the notice of Mandatory Tender and any Bond remarketed by the Remarketing Agent that is subject to prepayment by acceleration under
Article XII hereof shall be delivered with a notice thereof, and in connection with each such delivery the Remarketing Agent shall obtain an acknowledgment in writing that each purchaser of such Bonds understands the contents of such notice.

     (j) Bonds purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture shall not, by virtue of such purchase, be deemed paid or canceled, but shall remain Outstanding until Fully Paid.

     SECTION 4.07. Form of Bonds

     The Bonds and the Trustee's certificate of authentication shall be substantially in the form below with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Indenture:

The principal of and interest on the Bonds are payable from payments to be made under the irrevocable, direct-pay letter of credit issued by SouthTrust Bank, National Association, referenced herein, which constitutes a binding and enforceable obligation thereof, or under any irrevocable, direct-pay letter of credit issued in substitution therefor in accordance with the Indenture referenced herein. The Bonds are not deposits or obligations of SouthTrust Bank, National Association, or any affiliate thereof, or of any issuer of any substitute letter of credit. The Bonds and the said letters of credit are not insured by the Federal Deposit Insurance Corporation. The Bonds are subject to investment risks, including loss of principal amount invested.

                            UNITED STATES OF AMERICA
                                STATE OF GEORGIA
                    DEVELOPMENT AUTHORITY OF GWINNETT COUNTY
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                     (COLOR IMAGE, INC. PROJECT) SERIES 1999


No. R-
      --

Dated Date: June __, 1999      Maturity Date: June 1,202O        CUSIP:
                                                                      ----------

     THE DEVELOPMENT AUTHORITY OF GWINNETT COUNTY, a public body corporate and politic created and existing under the laws of the State of Georgia (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referenced), for value received, hereby promises to pay solely from the source hereinafter described to

                                   CEDE & CO.

or registered assigns, the principal amount of FOUR MILLION ONE HUNDRED THOUSAND MILLION DOLLARS


                                  ($4,100,000)

on the Maturity Date specified above and to pay solely from the source hereinafter described interest on said principal amount from the date hereof or the most recent date to which interest has been paid or duly provided for, until the principal amount hereof shall become due and payable, at the Variable Rate or the Fixed Rate, as hereinafter provided.

Authority for Issuance
----------------------

     This bond is one of a duly authorized issue of bonds of the Issuer, aggregating $4,100,000 in principal amount and of the above designation (the "Bonds"), issued pursuant to and for the purposes expressed in the provisions of an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62-1, et seq.), as amended (the "Act")
                                            -- ---
under and pursuant to a Trust Indenture dated June 1, 1999 (the "Indenture") between the Issuer and SouthTrust Bank, National Association, a national banking association with its Principal Office in Birmingham, Alabama (the "Trustee", which term includes any successor trustee under the Indenture) to finance a "project" within the meaning of the Act (the "Project") for Color Image, Inc. and King Brothers, LLC (collectively, the "Users"), pursuant to a Loan Agreement dated June 1, 1999 (the "Loan Agreement").

     Capitalized terms used herein without definition shall have the meanings assigned in the Indenture.

Security
--------

     The Bonds are limited obligations of the Issuer secured by the Trust Estate. The covenants and agreements contained herein and in the Bonds do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the general credit of the Issuer or Gwinnett County, Georgia, and in the event of a breach of any such covenant or agreement, no personal or pecuniary liability or charge payable directly or indirectly from the general assets or revenues of the Issuer or Gwinnett County, Georgia (other than the Trust Estate), shall arise therefrom.

     The Bonds shall never constitute an indebtedness, pecuniary liability, or charge against the general credit or taxing powers of the State of Georgia or any political subdivision thereof, including without limitation Gwinnett
County, Georgia, within the meaning of any constitutional provision or statutory limitation whatsoever.

     Pursuant to the Loan Agreement, the Users have agreed to pay amounts sufficient to pay Debt Service when due on the Bonds and to pay the purchase price of Bonds tendered for purchase pursuant to the Mandatory Tender and Optional Tender provisions of the Indenture. Pursuant to the Indenture the Issuer has assigned the Loan Agreement and Trust Estate to the Trustee to secure payment of the Bonds.

     As additional security for the payment of the Bonds, the Users will cause SouthTrust Bank, National Association (in its capacity as issuer of the initial Letter of Credit referred to below, the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase, plus (ii) interest on the Bonds at the Maximum Rate for a period of 56 days, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) to the Trustee for purchase. The said letter of credit will expire, unless earlier terminated or extended, on June 15, 2002. Subject to the terms and conditions of the Indenture, the Users may, at their option, replace such letter of credit and any subsequent letter of credit with a substitute letter of credit meeting the requirements of the Indenture with respect thereto. The initial letter of credit so delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to the Indenture are herein referred to as the "Letter of Credit". The initial Letter of Credit is issued pursuant to various credit and security agreements among the Credit Obligor, the Issuer, the Users, and persons related to the Users, which evidence or provide security for the obligations to the Users to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements related thereto (collectively the "Credit Documents").

     Copies of the Indenture, the Loan Agreement, the initial Letter of Credit and the Credit Documents are on file at the Principal Office of the Trustee and reference is hereby made to such documents for the provisions, among others, with respect to the respective rights, duties, obligations and security of the Issuer, the Users, the Trustee, the Credit Obligor and the owners of beneficial interests in the Bonds and the terms and conditions upon which the purchase, transfer and exchange of beneficial ownership interests in the Bonds are to be made by means of a Book-Entry System administered by the Securities Depository, to and by all of which terms, conditions and provisions of said documents the owner of any beneficial interest in this bond, by the acquisition hereof, hereby assents and agrees to be bound.

Payment of Interest
-------------------

     Interest at the Variable Rate and interest at the Fixed Rate for a Fixed Rate Period of less than 6 months shall be computed on the basis of a 360 day year for the actual number of days elapsed. Interest at the Fixed Rate for each Fixed Rate Period of 6 months or more shall be computed on the basis of a 360-day year with 12 months of 30 days each. Interest shall be payable, solely from the source hereinafter described, on overdue principal of this bond and (to the extent legally enforceable) on any overdue installment of interest on this bond at the rate of interest last applicable to this bond when such overdue principal or interest became delinquent.

     Interest on this bond shall be payable in arrears on the following dates (each such date being herein called an "Interest Payment Date"): (1) with respect to interest payable at the Variable Rate, on (i) the first day of each month in each year during the Variable Rate Period provided, however, that the first such date shall be August 1, 1999 and (ii) on the day immediately following any Variable Rate Period (each such date being herein called a "Variable Rate Interest Payment Date"); (2) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of less than 6 months, on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date"); and (3) with respect to interest payable at a Fixed Rate for any Fixed Rate Period of 6 months or more, (i) on the first day of the calendar month that is 6 months after the first day of the calendar month in which such Fixed Rate Period began, (ii) semiannually thereafter, and
(iii) on the day immediately following such Fixed Rate Period (each such date being herein called a "Fixed Rate Interest Payment Date").

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture hereinafter referenced, be paid to the person in whose name this bond is registered at the close of business on the Regular Record Date for such interest, which shall be the day next preceding any Variable Rate Interest Payment Date or any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of less than 6 months, or the 15th day (whether or not a Business Day) next preceding any Fixed Rate Interest Payment Date with respect to a Fixed Rate Period of 6 months or more. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and shall be paid to the person in whose name this bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee; notice of such Special Record Date to be given to Holders of the Bonds not less than 10 days prior to such Special Record Date.

     Payment of interest on this bond due on any Interest Payment Date shall be made by check or draft mailed by the Trustee to the person entitled thereto at his address appearing in the Bond Register maintained by the Trustee. Such payments shall be deemed timely made if so mailed on the Interest Payment Date (or, if such Interest Payment Date is not a Business Day, on the Business Day next following such Interest Payment Date). Payment of the principal of (and premium, if any, on) this bond and payment of accrued interest on this bond due upon redemption on any date other than an Interest Payment Date shall be made only upon surrender of this bond at the Principal Office of the Trustee. Upon the terms and conditions of the Indenture the Holder of any Bond in a principal amount of not less than $100,000 may request that payment of Debt Service on such Bond be made by wire transfer to an account of such Holder maintained at a bank in the continental United States or by any other method providing for payment in same-day funds that is acceptable to the Trustee. All payments of principal of, premium, if any, and interest on this bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Variable Rate
-------------

     The Bonds shall initially bear interest at a Variable Rate. Upon the expiration of any Fixed Rate Period, the Bonds shall again bear interest at the Variable Rate, unless the day immediately following such Fixed Rate Period is the effective date of a continuation or conversion of the interest rate to a Fixed Rate (such date being herein called a "Conversion Date"). Once the Variable Rate becomes effective, it shall remain in effect until and including the day immediately prior to the earlier of (i) a Conversion Date or (ii) the final maturity of the Bonds. Each period during which the Variable Rate is in effect is herein called a "Variable Rate Period".

     The Variable Rate shall be a fluctuating rate per annum determined by the Remarketing Agent periodically during a Variable Rate Period as follows. The Variable Rate shall be determined on the first day of each Variable Rate Period (beginning upon initial issuance of the Bonds and following a Fixed Rate Period) and on each Thursday during a Variable Rate Period (or, if such Thursday is not a Business Day, on the immediately preceding Business Day). The Variable Rate so determined shall become effective (i) on the date of determination, if such date is the first day of the Variable Rate Period, or (ii) if such date is not the first day of a Variable Rate Period, on the day immediately following the date of determination, and once effective shall remain in effect until and including the next determination date or, if sooner, the end of such Variable Rate Period; provided, however, that if the Remarketing Agent fails to determine the Variable Rate on any such determination date, the last Variable Rate in effect shall remain in effect until and including the next determination date, and provided further, if the Remarketing Agent fails to determine the Variable Rate on two consecutive determination dates therefor, the Variable Rate shall be equal to the Maximum Rate until such determination date as the Remarketing Agent shall determine the Variable Rate in accordance with the terms hereof.

     The Variable Rate shall be determined by the Remarketing Agent and shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date; provided, however, that the Variable Rate may never exceed the Maximum Rate. The Maximum Rate is the lesser of (i) the rate of 12% per annum or (ii) for any period during which the Bonds are supported by a Letter of Credit, the maximum rate per annum, specified therein, upon which there has been calculated the amount available to be drawn on such Letter of Credit to pay interest on the Bonds. Upon the request of any Bondholder, the Trustee shall confirm (by telephone and in writing, if so requested) the Variable Rate then in effect. SouthTrust Securities, Inc., Birmingham, Alabama, has been appointed as "Remarketing Agent" pursuant to the Indenture. The Indenture permits the Users; with the consent of the Credit Obligor, to remove such Remarketing Agent and appoint a successor, subject to certain terms and conditions specified in the Indenture.

Fixed Rate
----------

     The Bonds shall bear interest at a Fixed Rate during each period of time specified by the Users as provided below. Each period during which a Fixed Rate is in effect is herein called a "Fixed Rate Period". The Fixed Rate shall be a fixed rate per annum which shall be applicable during the entire Fixed Rate Period and for each Fixed Rate Period shall be determined by the Remarketing Agent as provided below.

     The Users may elect that the Bonds bear interest at a Fixed Rate for any period after the initial Variable Rate Period by delivery of written notice of such election to the Trustee not less than 20 days prior to the proposed Conversion Date. Such notice shall specify the first day and the last day of the Fixed Rate Period elected; provided, however, that (i) if such election is made during a Fixed Rate Period, the specified Conversion Date may not be sooner than the first day immediately following the Fixed Rate Period then in effect,
(ii) the Conversion Date may not be less than 45 days prior to the Stated Expiration Date of the Letter of Credit (if any) then in effect, (iii) the designated Fixed Rate Period may not be less than 15 days, and (iv) the Fixed Rate Period may not extend beyond the day immediately prior to the final maturity of the Bonds. Any such election by the Users shall be irrevocable after 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date.

     Not less than 1 nor more than 10 days prior to the proposed Conversion Date, the Remarketing Agent shall determine the interest rate for such Fixed Rate Period (the "Fixed Rate"), which shall be the lowest interest rate that would, in the opinion of the Remarketing Agent, result in the market value of the Bonds being 100% of the principal amount thereof on the date of such determination, taking into account relevant market conditions and credit rating factors as they exist on such date, and assuming that the Fixed Rate Period began on such date; provided, however, that the Fixed Rate may not exceed the Maximum Rate.

     Notwithstanding the foregoing, a Fixed Rate shall not be established if(i) the Users deliver to the Trustee written notice of revocation of its election to establish the Fixed Rate before 10:00 a.m. (Birmingham, Alabama time) on the last Business Day immediately prior to the proposed Conversion Date or (ii) prior to 10:00 a.m. (Birmingham, Alabama time) on the Conversion Date the Trustee does not receive an Opinion of Bond Counsel stating in effect that such conversion to a Fixed Rate is lawful under applicable law and, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to be Taxable and the Substitute Letter of Credit (if any) that was to be effective on such Conversion Date. If all conditions to the establishment of a Fixed Rate are not satisfied, the Bonds shall continue (or, if a Fixed Rate Period ended on the preceding day, shall begin) to bear interest at the Variable Rate from the proposed Conversion Date.

     This Bond may bear interest at either a fixed rate or a variable rate, and if at a fixed rate, for varying periods of time, with such consequences as are specified in the Indenture, without any notation being made hereon. Each owner of this Bond takes it subject to the terms then applicable hereto, and may obtain from the Trustee verification of the then applicable provisions hereof.

Optional Tender
---------------

     The Holder of any Bond shall have the right to tender such Bond to the Trustee or to any Tender Agent appointed pursuant to the Indenture for purchase in whole or in part (if in part, only in an authorized denomination) on any Business Day during any Variable Rate Period, but not during any Fixed Rate Period, at a purchase price equal to 100% of the principal amount of Bonds (or portions thereof) tendered plus accrued interest to the specified purchase date (an "Optional Tender Date"). In order to exercise such option with respect to any Bond, the Holder thereof must deliver notice thereof to the Trustee, as provided below, at the Principal Office of the Trustee at least 7 days prior to the proposed Optional Tender Date.

     Any such notice of Optional Tender must be duly executed by the Bondholder and must specify (i) the name of the registered Holder of the Bond to be tendered for purchase, (ii) the Optional Tender Date, (iii) the certificate number (if applicable) and principal amount of such Bond, and (iv) the principal amount of such Bond to be purchased (if such amount is less than the entire principal amount, the amount to be purchased must be in an Authorized Denomination). Such notice may be given to the Trustee in writing or by telephone, but no such telephonic notice shall be effective unless confirmed in writing delivered to the Trustee not more than 2 Business Days after such telephonic notice. A form of the Optional Tender Notice may be obtained from the Trustee upon request. If any notice of Optional Tender specifies an Optional Tender Date that is not a Business Day, then such notice shall be deemed to specify the next following Business Day as the Optional Tender Date. Unless a notice of Optional Tender indicates that less than the entire principal amount of the Bond is being tendered for purchase, the Holder will be deemed to have tendered the Bond in its entire principal amount for purchase. Upon delivery of a written notice of Optional Tender, the election to tender shall be irrevocable and binding upon such Holder and may not be withdrawn.

     If a written notice of Optional Tender shall have been duly given with respect to any Bond or any authorized part thereof, the Holder of such Bond shall deliver such Bond to the Trustee at the Principal Office of the Trustee or to the Tender Agent at the Principal Office of the Tender Agent at or before 10:00 a.m. (Birmingham, Alabama time) on the Optional Tender Date, together with an instrument of assignment of transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on an Optional Tender Date shall be deemed satisfied thereby. Any Bond or any authorized part thereof for which a notice of Optional Tender has been given but which is not so delivered to the Trustee or Tender Agent or transferred on the records of the Securities Depository (an "Unsurrendered Bond") shall nevertheless be deemed to have been tendered by the Holder thereof on the Optional Tender Date. If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds or any authorized part thereof tendered or deemed to be tendered for purchase on an Optional Tender Date, any Unsurrendered Bond shall be deemed to have been tendered for purchase and purchased from the Holder thereof on such Optional Tender Date and the Holder of any Unsurrendered bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the Optional Tender Date.

     Anything in this Bond or the Indenture to the contrary notwithstanding, no Optional Tender of Bonds shall be permitted for Pledged Bonds, or for any Bond which is deemed Fully Paid within the meaning of the Indenture.

Mandatory Tender
----------------

     The Holder of each Bond (other than a Pledged Bond or a Bond that has been deemed Fully Paid) who has not elected to retain the Bond or Bonds thereof in the manner provided in the Indenture therefor shall be required to tender such Bond to the Trustee or Tender Agent for purchase on the following dates (each such date being herein called a "Mandatory Tender Date"): (i) each proposed conversion Date, (ii) the date immediately following the expiration of a Fixed Rate Period, (iii) the first day of the calendar month in which the Stated Expiration Date of the Letter of Credit occurs, unless a Substitute Letter of Credit and Related Documentation all meeting the requirements of the Indenture therefor is delivered to the Trustee in accordance with the terms of Section
4.11 of the Indenture, (iv) a Credit Obligor Insolvency Date, (v) that date which is 15 days prior to the effective date of any change in the frequency with which or the formula by which the interest rate on the Bonds is established during a Variable Rate Period, and
(vi) that date which is 15 days prior to the effective date of any change in the optional tender terms of the Bonds during a Variable Rate Period. If any of such dates is not a Business Day, the Mandatory Tender Date shall be deemed to be the next succeeding Business Day.

     Notice of a Mandatory Tender shall be given by the Trustee by registered or certified mail to the Bondholder or Bondholders at the address thereof appearing on the Bond Register not less than 15 days prior to the Mandatory Tender Date. Such notice of Mandatory Tender shall, among other things, specify the Mandatory Tender Date and the procedure by which a Holder may elect to retain the Bond or Bonds thereof.

     The Holder of any Bond subject to a Mandatory Tender may elect to retain the Bond or Bonds thereof by written notice delivered to the Principal Office of the Trustee not less than five days prior to the Mandatory Tender Date, which notice shall be effective upon receipt, shall meet the requirements of the Indenture therefor, and shall be irrevocable and binding upon the Holder delivering the same and upon all subsequent Holders of the Bonds so retained (including any Bonds issued in exchange therefor or upon transfer thereof).

     All Bonds to be tendered by the Holders thereof for purchase shall be delivered at or before 10:00 a.m. (Birmingham, Alabama time) on the Mandatory Tender Date to the Trustee at the Principal Office of the Trustee or to the Tender Agent at the Principal Office of the Tender Agent, together with an instrument of assignment or transfer duly executed in blank. During a period in which the Book-Entry System is in effect for the Bonds, transfers of the beneficial ownership interests in the Bonds on such date shall be effected on the records of the Securities Depository by the Securities Depository in accordance with rules and procedures therefor and any requirement for physical delivery of Bonds on a Mandatory Tender Date shall be deemed satisfied thereby. All Bonds so to be purchased that are not so delivered to the Trustee or Tender Agent on the Mandatory Tender Date or so transferred on the records of the Securities Depository ("Unsurrendered Bonds") shall nevertheless be deemed to have been tendered for purchase by the Holders thereof on the Mandatory Tender Date. If there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on the Mandatory Tender Date, any Unsurrendered Bond shall be deemed to be tendered for purchase and purchased from the Holder thereof on such Mandatory Tender Date and the Holder of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond for any period on and after the relevant Mandatory Tender Date.

     After notice of a Mandatory Tender has been given by the Trustee, the Bonds shall be subject to Mandatory Tender (except with respect to Bonds which the Holders thereof have elected to retain as provided in the Indenture) notwithstanding the fact that the reasons for giving such notice cease to exist or are no longer applicable.

Redemption
----------

     In the manner and with the effect provided in the Indenture, the Bonds will be subject to redemption prior to maturity as follows:

     (1)  Extraordinary Redemption. The Bonds are subject to redemption, at the
          ------------------------
direction of the Users as to maturities, prior to maturity on the earliest Business Day for which the required notice maybe given, in part in the case of redemption pursuant to (a), (b), and (c) below, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the date of redemption, without premium or penalty, in the event:

          (a) any amounts remain in the Acquisition/Construction Fund created under the Indenture on the date on which completion of the Project is evidenced to the Trustee; or

          (b) there shall be available to the Trustee excess Net Proceeds (as defined in the Loan Agreement) of insurance of or condemnation awards after repair or restoration of the Project following damage to or condemnation of the Project or any part thereof, as provided in the Loan Agreement; or

          (c) there shall be available to the Trustee title insurance proceeds, as provided in the Loan Agreement.

In case of partial redemption pursuant to any of (a), (b), and (c) above, Bonds in an aggregate principal amount equal to such remaining or available amounts, rounded upwards to the nearest Authorized Denomination, shall be redeemed.

     (2)  Optional Redemption. The Bonds are subject to optional redemption by
          -------------------
the Issuer (exercised upon direction of the Users with consent of the Credit Obligor and if no Loan Default exists) as follows:

          (A) during any Variable Rate Period, in whole or in part, in authorized multiples of an Authorized Denomination on any Business Day at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, without premium or penalty; and

          (B) during any Fixed Rate Period, in whole or in part in authorized multiples of an Authorized Denomination on any Business Day during the applicable redemption period set forth in the table below at the applicable redemption price (expressed as a percentage of principal amount) set forth in the table below plus accrued interest to the date of redemption:

     Redemption Period                                              Redemption
     -----------------                                                 Price
                                                                    ----------

     Fixed Rate Period of 4 years or less:

          Not subject to redemption                                      N/A

     Fixed Rate Period of more than 4 years but not more than 7 years:

          Not subject to redemption prior
          to 4th anniversary of Conversion Date                          N/A

          4th anniversary of Conversion
          Date through any day prior to
          5th anniversary of Conversion Date                            102%

          5th anniversary of Conversion Date
          through any day prior to
          6th anniversary of Conversion Date                            101%

          6th anniversary of Conversion
          Date and any day thereafter                                   100%

provided that there shall be no optional redemption which requires the payment of a redemption premium unless there is then in effect a Letter of Credit which may and shall be drawn on to pay such premium. If less than all Bonds Outstanding are called for redemption, the Bonds or interests of the Beneficial Owners thereon to be redeemed shall be selected as provided in the Indenture and herein.

Unless Bonds have been preselected for mandatory redemption, as described below, not less than 45 or more than 60 days prior to each such scheduled mandatory redemption date Bonds, or interests of the Beneficial Owners in the Bonds, shall be selected for redemption, in the manner provided in the indenture, in an aggregate principal amount equal to the amount required to be redeemed and such Bonds or interests therein (or portions thereof) shall be called for redemption on such scheduled mandatory redemption date and notice thereof given as provided in the Indenture; provided, however, that if Bonds have not been preselected for mandatory redemption, as described below, the Users may, upon written direction delivered to the Trustee not less than 60 days prior to such scheduled mandatory redemption date, direct that any or ail of the following amounts be credited against the principal amount of Bonds scheduled for redemption on such date: (i) the principal amount of Bonds delivered by the Users to the Trustee for cancellation and not previously claimed as a credit; and (ii) the principal amount of Bonds previously redeemed pursuant to the optional redemption provisions of the Bonds and not previously claimed as a credit.

     If a Determination of Taxability is made, the Bonds are subject to mandatory redemption as a whole on any date selected by the Trustee within 90 days after such Determination of Taxability at a redemption price for each Bond redeemed equal to 100% of the principal amount thereof plus accrued interest to the redemption date. If, in the event of the occurrence of a Determination of Taxability, the Issuer redeems the Bonds in compliance with the provisions of the Indenture and the Bonds requiring such redemption as a result of the occurrence of such Determination of Taxability, then (any provision of the Indenture or of the Bonds to the contrary notwithstanding) the inaccuracy of any representation or warranty contained in the Indenture, the Loan Agreement, or in the Bonds or the failure by the Issuer or the Users to observe or perform any covenant or agreement contained in the Indenture, the Loan Agreement, or in the Bonds that resulted in such Determination of Taxability shall not be considered a default or an Event of Default by the Issuer under the Indenture or a default by the Users under the Loan Agreement and such mandatory redemption by the Issuer shall constitute a full and complete satisfaction to the Holder of each Bond of all claims, and for all damages, costs and expenses, arising out of or based on any such inaccuracy or failure.

     The rights of the Holders to tender the Bonds thereof for Optional Tender shall not be affected or impaired in any respect by the preselection of any of such Bonds for mandatory redemption.

     Any redemption shall be made in the manner, upon the notice, and on the terms and conditions provided in the Indenture. If less than all of the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is in effect for the Bonds, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Bonds to be redeemed, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such other method as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in the Bonds to be redeemed in such manner so as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Bonds in an aggregate amount less than an Authorized Denomination. If less than all the Outstanding Bonds are to be redeemed during a period in which the Bonds are not held pursuant to a Book-Entry System, the Trustee shall select the particular Bonds to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Bonds which have not previously been called for redemption, on the basis of the smallest Authorized, Denomination of the Bonds, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Bonds for redemption in such manner so as to assure that after such redemption no Bondholder shall retain Bonds in an aggregate amount less than an Authorized Denomination. Bonds (or portions thereof) for the redemption and payment of which provision has been made and notice thereof given all in accordance with the Indenture shall thereupon cease to be entitled to the benefits of the Indenture and shall cease to bear interest from and after the date fixed for redemption unless default be made in payment of the redemption price.

Default, Remedies, Rights of Holders, Amendments
------------------------------------------------

     If an "Event of Default", as defined in the Indenture, shall occur, the principal of all Bonds then Outstanding may become or be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions permitting the Holders of specified percentages in principal amount of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer or the Users with certain provisions of the Indenture or the Loan Agreement and certain past defaults under such documents and their consequences. Any such consent or waiver by the Holder of this bond shall be conclusive and binding upon such Holder and upon all future Holders of this bond and of any bond issued in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this bond. The Indenture provides that if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor then (i) no amendment to the Indenture or Loan Agreement may be made without the consent of the Credit Obligor and (ii) that any remedies available under the Indenture (other than mandatory acceleration of the Bonds and mandatory draws under the Letter of Credit) may be exercised only with the consent of the Credit Obligor.

     The Holder of this bond shall have no right to enforce the provisions of the Indenture, or to institute any action to enforce the covenants therein, or to take any action with respect to any default thereunder; or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and of the Loan Agreement and the modification of the rights and obligations of the Issuer and the Users and the rights of the Holders of the Bonds at any time with the consent of a majority in principal amount of the Bonds at the time Outstanding affected by such modification.

Registration, Transfer and Exchange
-----------------------------------

     The Bonds are initially issued in Authorized Denominations pursuant to a Book-Entry System to be administered by the Securities Depository and registered in the name of and held by the Securities Depository Nominee all as more particularly provided in the Indenture. In the event the Book-Entry System for the Bonds is discontinued, Bonds in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof, the Bonds will be registered in the names of the owners thereof on the registration books of the Trustee pertaining thereto, the Trustee shall make payments of principal of, purchase price of, premium (if any) and interest on the Bonds to the registered owners thereof as provided in the Bonds and the Indenture, and the provisions of this bond and of the Indenture with respect to registration, transfer and exchange of Bonds by the registered owners thereof shall apply.

     As provided in the Indenture and subject to certain limitations therein set forth, this bond is transferable on the Bond Register maintained at the Principal Office of the Trustee, upon surrender of this bond for transfer at such office or at the Principal Office of the Tender Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee or Tender Agent duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same maturity, of any Authorized Denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein set forth, the Bonds are exchangeable for other Bonds of the same maturity of any Authorized Denominations and of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge shall be made for any transfer or exchange hereinbefore referenced, but the Holder hereof shall pay a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this bond is overdue, and neither the Issuer, the Trustee nor any agent shall be affected by notice to the contrary.

General
-------

     No covenant or agreement contained in this bond or the Indenture shall be deemed to be a covenant or agreement of any officer, agent or employee of the Issuer, and neither any member of the Board of Directors of the Issuer nor any officer executing this bond shall be liable personally on this bond or be subject to any personal liability or accountability by reason of the issuance of this bond.

     It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law.

     Unless the certificate of authentication hereon has been executed by the Trustee or by the Tender Agent by the manual signature of a duly authorized officer thereof, this bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this bond to be executed in its name (which may be by facsimile signature) by the Chairman of the Issuer, and has caused its corporate seal to be hereunto imprinted, and the foregoing to be attested by the Secretary of the Issuer (which may be by facsimile signature), both of said officers being duly authorized thereunto.

                                 DEVELOPMENT AUTHORITY OF GWINNETT COUNTY

                                 By:
                                     ----------------------------------------
                                 Name:
                                       --------------------------------------
                                 Title: Chairman

[SEAL]

Attest:

By:
    ----------------------------------------
Name:
      --------------------------------------
Title: Secretary

                         Certificate of Authentication
                         -----------------------------

Date of Authentication: June __, 1999.

     This is one of the Bonds referred to in the within mentioned Trust
Indenture.

                                 SOUTHTRUST BANK, NATIONAL
                                 ASSOCIATION, as Trustee

                                 By:
                                     ----------------------------------------
                                 Its: Authorized Signatory

     [Note: If a Tender Agent is appointed, Bonds providing for authentication by the Tender Agent shall be printed.]

                                    FORM OF
                            VALIDATION CERTIFICATE

STATE OF GEORGIA

COUNTY OF GWINNETT

          The undersigned Clerk of the Superior Court of Gwinnett County, State of Georgia, keeper of the records and seal thereof, DOES HEREBY CERTIFY that this bond was confirmed and validated by judgment of the Superior Court of Gwinnett County, Georgia, on the ____ day of June, 1999, that no intervention or objection was filed opposing the validation of said bond and that no appeal of said judgment of validation has been taken.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Superior Court of Gwinnett County, Georgia.

          This ____ day of June, 1999


                                        ----------------------------------------

                                        Clerk, Superior Court of Gwinnett County

(SEAL)

                                  Assignment
                                  ----------

     For value received, _________ hereby sell(s), assign(s) and transfer(s) unto ___________ this bond and hereby irrevocably constitute(s) and appoint(s) ___________ attorney to transfer this bond on the books of the within named Issuer at the office of the within named Trustee, with full power of substitution in the premises.

     Dated:
           ---------------


                                   ---------------------------------------------
                                   NOTE: The name signed to this assignment
                                   ----
                                   must correspond with the name of the
                                   payee written on the face of the
                                   within bond in all respects, without
                                   alteration, enlargement or change whatsoever.

Signature Guaranteed:*


---------------------------
(Bank or Trust Company)

By
  -------------------------
    (Authorized Officer)

Medallion Number:
                 -------------------------

*Signature(s) must be guaranteed by an eligible guarantor institution which is a member of the recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

                        Notice by Securities Depository
                        -------------------------------

     Unless the within Bond is presented by an authorized representative of the Securities Depository (as defined in the Indenture referenced in the within Bond), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of the Securities Depository or the Securities Depository Nominee (as defined in the Indenture referenced in the within Bond), as the case may be, or in such other name as is requested by an authorized representative of the Securities Depository (and any payment is made to the Securities Depository or the Securities Depository Nominee or to such other entity as is requested by an authorized representative of the Securities Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the Securities Depository or Securities Depository Nominee, as the case may be, has an interest herein.

           SECTION 4.08. Execution, Authentication, Delivery and Dating
                         ----------------------------------------------

     (a) The Bonds shall be executed on behalf of the Issuer by its Chairman or Vice-Chairman of the Issuer under its corporate seal affixed or reproduced thereon and attested by its Secretary. The signature of any or all of these officers on the Bonds may be manual or, to the extent permitted by law, by facsimile. In case any officer whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the authentication and delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until authentication and delivery.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee for authentication and the Trustee or the Tender Agent shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

     (c) No Bond shall be secured by, or be entitled to any lien, right or benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein, executed by the Trustee or Tender Agent by the manual signature of a duly authorized officer thereof, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

     SECTION 4.09. Temporary Bonds
                   ---------------

     (a) Pending the preparation of definitive Bonds, the Issuer may execute, and upon request of the Issuer the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

     (b) If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the Principal Office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Bonds of authorized denominations. Until so exchanged, temporary Bonds shall in all respects be entitled to the security and benefits of this Indenture.

     SECTION 4.10. Authentication and Delivery of Bonds to Original Purchasers
                   -----------------------------------------------------------

     Upon the execution and delivery of this Indenture, Bonds in the aggregate principal amount authorized in this article may be executed by the Issuer and delivered by the Trustee for authentication, and such Bonds shall thereupon be authenticated and delivered by the Trustee to the original purchaser or purchasers thereof.

     SECTION 4.11. Letter of Credit
                   ----------------

     (a) Simultaneously with the delivery of the Bonds to the original purchasers thereof, the Issuer has caused the Users to deliver to the Trustee the Letter of Credit. The Letter of Credit will terminate on the Stated Expiration Date, subject to extension by the Credit Obligor.

     (b) The Users may at any time and from time to time deliver a Substitute Letter of Credit to the Trustee in substitution for the Existing Letter of Credit, provided that

          (1) such Substitute Letter of Credit complies with the applicable conditions set forth in subsection (f) of this Section and

          (2) simultaneously with the delivery of such Substitute Letter of Credit the Users deliver to the Trustee any related documentation required by subsection (g) of this Section (the "Related Documentation").

     (c) The Users may, but shall not be required to, deliver a Substitute Letter of Credit to the Trustee prior to the expiration of the Letter of Credit then in effect; provided, however, that if a Substitute Letter of Credit and the Related Documentation are not delivered to the Trustee at least 45 days prior to the Stated Expiration Date of the then Existing Letter of Credit, the Bonds shall be subject to a Mandatory Tender.

     (d) The Users shall deliver to the Trustee and the Issuer not less than 45 days prior to the effective date of a Substitute Letter of Credit written notice of its intention to deliver a Substitute Letter of Credit and the proposed issuer and effective date thereof (unless a shorter period shall be satisfactory to the Trustee).

     (e) The Trustee shall deliver to the Holders not less than 30 days prior to the effective date of a Substitute Letter of Credit written notice of the intent of the Users to deliver such Substitute Letter of Credit and the proposed issuer and effective date thereof.

     (f) Each Substitute Letter of Credit delivered to the Trustee pursuant to this Section must meet the following criteria:

          (1) such Substitute Letter of Credit must be substantially in the same form and of the same tenor as the Letter of Credit, and such Substitute Letter of Credit must provide for the payment of interest on the Bonds (or the interest portion of the purchase price of Bonds tendered, or deemed tendered, for purchase) at the Maximum Rate computed on the interest rate basis then applicable as provided in Section 4.01(g), for not less than 56 days,

          (2) if such Substitute Letter of Credit is being delivered in connection with a conversion of the interest rate on the Bonds to a Fixed Rate, the effective date shall be not later than the Conversion Date,

          (3) if such Substitute Letter of Credit will be effective during a Fixed Rate Period when the Bonds are subject to optional redemption, such Substitute Letter of Credit must provide for payment of the maximum redemption premium payable with respect to the Bonds, and

          (4) such Substitute Letter of Credit must have a Stated Expiration Date that is (i) the same as the expiration date of the then Existing Letter of Credit being replaced and (ii) not sooner than one year after its effective date; provided, however, that any Substitute Letter of Credit that is to be substituted for an Existing Letter of Credit that is effective during a Fixed Rate Period must have a Stated Expiration Date not sooner than the Stated Expiration Date of such Existing Letter of Credit.

     (g) Each Substitute Letter of Credit delivered to the Trustee must be accompanied by the following, to the extent applicable:

          (1) if any Rating Agency maintains a rating with respect to the Bonds at the time of delivery of such Substitute Letter of Credit to the Trustee, written evidence from each such Rating Agency to the effect that the substitution of the proposed Substitute Letter of Credit will not, by itself, result in a reduction or withdrawal of its rating then assigned to the Bonds,

          (2) an Opinion of Bond Counsel with respect to the Bonds which states in effect that the delivery of such Substitute Letter of Credit, whether solely or in conjunction with any other fact or circumstance, will not cause interest on the Bonds to become Taxable, and

          (3) an Opinion of Counsel for the issuer of such Substitute Letter of Credit stating in effect that such Substitute Letter of Credit (1) is a valid and binding obligation of the issuer thereof and (2) is exempt from registration under the Securities Act of 1933, as amended.

     (h) At the close of business on the effective date of any Substitute Letter of Credit, the Trustee shall return the Existing Letter of Credit to the issuer thereof, provided that any draws on such Existing Letter of Credit made on or prior to such date have been honored. Any draws that, under the terms of the Indenture, are to be made on the Letter of Credit on or prior to the effective date of a Substitute Letter of Credit shall be made under the Existing Letter of Credit. Not later than the close of business on the effective date of a Substitute Letter of Credit, the Users shall deliver to the Trustee written evidence that all obligations of the Users to the issuer of the Existing Letter of Credit for reimbursement of amounts drawn thereunder have been satisfied, and upon receipt of such evidence any Pledged Bonds held by the Trustee or the Tender Agent for the benefit of the issuer of the Existing Letter of Credit shall be delivered to, or upon the order of, the Users.

     (i) If the Trustee accepts a Substitute Letter of Credit as herein provided, then, unless such Substitute Letter of Credit was described in a notice of Mandatory Tender, the Trustee shall send written notice of such substitution to the Bondholders.

     (j) If Bonds are redeemed prior to maturity, the Trustee shall take any action necessary to reduce the interest portion of the Letter of Credit to the Maximum Interest Coverage, as therein defined.

     SECTION 4.12. Additional Credit Enhancement
                   -----------------------------

     (a) At the cost and expense of the Users, the Users may deliver to the Trustee, and the Trustee shall accept, security for the payment of the Bonds in addition to the Letter of Credit then in effect, in the form of a confirmation of such Letter of Credit, an additional standby letter of credit, insurance, surety bonds, or otherwise ("Additional Credit Enhancement").

     (b) The Users shall deliver to the Trustee not less than 45 days prior to the effective date of such Additional Credit Enhancement written notice of their intention to obtain the Additional Credit Enhancement.

     (c) The Trustee shall deliver to the Holders, via first class mail, not less than 30 days prior to the effective date of the Additional Credit Enhancement written notice of the intent of the Users to deliver such Additional Credit Enhancement and the proposed issuer and effective date thereof.

                                   ARTICLE V

                     REGISTRATION, BOOK-ENTRY SYSTEM, AND
                    GENERAL PROVISIONS REGARDING THE BONDS

     SECTION 5.01. Registration of Bonds
                   ---------------------

     The Issuer shall cause to be kept at the Principal Office of the Trustee a register (the "Bond Register") in which, subject to such reasonable regulations
               -------------
as it may prescribe, the Issuer shall provide for the registration of Bonds and registration of transfers of Bonds entitled to be registered or transferred as herein provided. The Trustee is hereby appointed "Bond Registrar" for the
                                                  --------------
purpose of registering Bonds and transfers of Bonds as herein provided.

     SECTION 5.02. Book-Entry System
                   -----------------

     (a) The Bonds shall be initially issued pursuant to a Book-Entry System administered by the Securities Depository with no physical distribution of any Bond to any person. One Bond for the maturity will be issued, registered in the name of the Securities Depository Nominee, and immobilized in the custody of the Securities Depository. Beneficial ownership interests in the Bonds may be purchased by or through Direct Participants. The holders of these beneficial ownership interests in the Bonds are referred to as the "Beneficial Owners". The
                                                         -----------------
Beneficial Owners will not receive certificated bonds representing their beneficial ownership interests. Ownership of the interests in Bonds in Authorized Denominations will be evidenced, and transfers of interests in the Bonds will be effected, on the records of the Securities Depository and the Direct Participants and Indirect Participants pursuant to rules and procedures established by the Securities Depository. During a period in which the Book-Entry System is in effect for the Bonds the Issuer, the Trustee, the Users and the Remarketing Agent shall treat the Securities Depository or the Securities Depository Nominee as the only registered owner of the Bonds for all purposes under this Indenture including receipt of all principal of, purchase price of, premium (if any) and interest on the Bonds, receipt of notices, voting, and requesting or directing the Trustee or Issuer to take or not to take, or consenting to, certain actions under this Indenture. In the event the Securities Depository or the Securities Depository Nominee assigns its rights to consent or vote under this Indenture to any Direct Participant or Indirect Participant, the Issuer, the Trustee, the Users, and the Remarketing Agent shall treat such assignee or assignees as the only registered owner or owners of the Bonds for the purpose of exercising such rights so assigned.

     (b) During a period in which the Book-Entry System is in effect for the Bonds, payments of principal, purchase price, interest, and redemption premium, if any, with respect to the Bonds will be paid by the Trustee directly to the Securities Depository, or the Securities Depository Nominee, as provided in the Letter of Representation; provided, that payment of the principal of (premium, if any) and interest on such Bonds due at final maturity or upon redemption in whole of any of such Bonds shall be made only upon surrender thereof at the Principal Office of the Trustee. The Securities Depository and the Direct Participants and the Indirect Participants shall be responsible for the disbursement of such payments to the Beneficial Owners. The Securities Depository will disburse such payments to Direct participants and such payments will in turn be remitted by Direct Participants and, where appropriate, Indirect Participants, to the Beneficial Owners. All such payments to the Securities Depository or the Securities Depository Nominee of principal of, purchase price of, premium (if any) and interest on the Bonds on behalf of the Issuer or the Trustee shall be valid and effectual to satisfy and discharge the liability of the Issuer and the Trustee to the extent of the amounts so paid, and the Issuer, the Users, the Remarketing Agent and the Trustee shall not be responsible or liable for payment to any Beneficial Owner by the Securities Depository or by any Direct Participant or by any Indirect Participant, or for sending transaction statements or for maintaining, supervising or reviewing records maintained by the Securities Depository or Direct Participants or Indirect Direct Participants.

     (c) Transfers of ownership interests in the Bonds by the Beneficial Owners thereof. conveyance of notices and other communications by the Securities Depository to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners of the Bonds, will be governed by arrangements among the Securities Depository, Direct Participants, Indirect Participants and the Beneficial Owners, subject to any statutory and regulatory requirements as may be in effect from time to time. For every transfer and exchange of beneficial ownership in the Bonds, the Beneficial Owners may be charged a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto.

     (d) Redemption notices respecting the Bonds held by the Securities Depository shall be sent to the Securities Depository Nominee by the Trustee and redemption of Bonds shall be effected as provided in Article VI.

     (e) A Beneficial Owner shall give notice of its election to have its interests in the Bonds purchased through its Direct Participant or Indirect Participant to the Trustee as provided in this Indenture and shall effect delivery of such interest by causing said Direct participant or Indirect Participant to transfer the interest of such Beneficial Owner in the Bonds to the Trustee (or Tender Agent) on the records of the Securities Depository. The requirement for physical delivery of Bonds in connection with an Optional Tender or a Mandatory Tender will be satisfied when the ownership rights in the Bonds are transferred on the records of the Securities Depository.

     (f) In the event that (1) the Securities Depository ceases to act as the securities depository for the Bonds or (2) the Users provide information to the Issuer of a determination that the continuation of the Book-Entry System for the Bonds would adversely affect the interests of the' Beneficial Owners of the Bonds, the Issuer shall discontinue the Book-Entry System. If the Issuer fails to appoint another qualified securities depository to replace the then acting Securities Depository, the Issuer will cause the Trustee to authenticate and deliver fully registered certificated Bonds to each Beneficial Owner in evidence of the ownership interests thereof. If the Book-Entry System is discontinued, payments to and transfers by the Beneficial Owners shall be governed by the provisions set forth in this Indenture with respect thereto.

     (g) The Issuer and the Remarketing Agent may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a Book-Entry System or similar method for the registration and transfer of the Bonds.

     (h) During the period in which a Book-Entry System is in effect for the Bonds in accordance herewith, the provisions of this Indenture and the Bonds shall be construed in accordance with the Letter of Representation and to give full effect to such Book-Entry System.

     (i) The Beneficial Owners of all the Bonds, by their acquisition of any beneficial interest in a Bond or Bonds, and the Securities Depository, the Securities Depository Nominee, and all Direct Participants and all Indirect Participants severally agree that the Issuer, the Users, the Remarketing Agent, and the Trustee shall not have any responsibility or obligation to any Direct Participant or any Indirect Participant or any Beneficial Owner with respect to
(1) the accuracy of any records maintained by the Securities Depository or any Direct Participant or any Indirect Participant; (2) the payment by the Securities Depository or any Direct Participant or any Indirect Participant of any amount due to any Beneficial Owner in respect of the principal of, purchase price of, premium (if any) and interest on the Bonds; (3) the delivery or timeliness of delivery by the Securities Depository or any Direct Participant or any Indirect Participant of any notice due to any Beneficial Owner which is required or permitted under the terms of this Indenture to be given to Beneficial Owners; or (4) any consent given or other action taken by the Securities Depository, or the Securities Depository Nominee, as owner.

     SECTION 5.03. Discontinuation of Book-Entry System;: Registration,
                   ----------------------------------------------------
Transfer, and Exchange of Bonds: Replacement of Mutilated, Lost, Destroyed or
-----------------------------------------------------------------------------
Stolen Bonds
------------

     (a) The Securities Depository may determine to discontinue the Book-Entry System with respect to the Bonds at any time upon notice to the Issuer, the Remarketing Agent, the Users, and the Trustee and upon discharge of its responsibilities with respect thereto under applicable law. Upon such notice and compliance with law the Book-Entry System for the Bonds will be discontinued unless a successor securities depository is appointed by the Issuer at the request of the Users. In addition, the Issuer may discontinue the Book-Entry System for the Bonds at the request of the Users at any time by reasonable notice to the Securities Depository and to the Beneficial Owners.

     (b) In the event the Book-Entry System for the Bonds is discontinued, Bonds in certificated form in Authorized Denominations will be physically distributed to the Beneficial Owners thereof and the Bonds will be registered in the names of the owners thereof on the registration books of the Trustee pertaining thereto, the Trustee will make payments of principal of, purchase price of, premium (if any) and interest on the Bonds to the registered owners thereof as provided in the Bonds and the Indenture, and the following provisions with respect to registration, transfer and exchange of Bonds by the registered owners of the Bonds shall apply:

          (1) Upon surrender for transfer of any Bond at the Principal Office of the Trustee or the Principal Office of the Tender Agent, the Issuer shall execute, and the Trustee or Tender Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same maturity, of any Authorized Denominations and of a like aggregate principal amount.

          (2) At the option of the Holder, Bonds may be exchanged for other Bonds of the same maturity, of any Authorized Denominations and of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the Principal Office of the Trustee or at the Principal Office of the Tender Agent. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Tender Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

          (3) All Bonds surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee or the Tender Agent.

          (4) All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer and entitled to the same security and benefits under this Indenture as the Bonds surrendered upon such transfer or exchange.

          (5) Every Bond presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Tender Agent) be duly endorsed, or be accompanied by a written instrument of assignment or transfer in form satisfactory to the Trustee or the Tender Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (6) No service charge shall be made for any transfer or exchange of Bonds, but the Holder must pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

          (7) The Issuer shall not be required (i) to transfer or exchange any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Bond so selected for redemption in whole or in part, or (iii) to exchange any Bond during a period beginning at the opening of business on any Regular Record Date for such Bond and ending at the close of business on the relevant Interest Payment Date therefor.

          (8) If (i) any mutilated Bond is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of like tenor, principal amount, maturity, and bearing a number not contemporaneously outstanding.

          (9) Upon the issuance of any new Bond under this Section, the Holder shall pay a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

          (10) Every new Bond issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and ratably with all other Outstanding Bonds.

          (11) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

     SECTION 5.04. Payment of Interest on Bonds; Interest Rights Preserved
                   -------------------------------------------------------

     (a) Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such Interest Payment Date.

     (b) Any interest on any Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest shall be paid to the persons in whose names such Bonds are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the provisions hereof), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Trust Estate. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Bondholder or bondholders at the address thereof appearing in the Bond Register not less than 10 days prior to such Special Record Date.

Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds are registered on such Special Record Date.

     (c) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Bond shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond and each such Bond shall bear interest from such date that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

     SECTION 5.05. Persons Deemed Owners
                   ---------------------

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payment of Debt Service on such Bond and for all other purposes whatsoever whether or not such Bond is overdue, and, to the extent permitted by law, neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     SECTION 5.06. Paying Agent
                   ------------

     The Trustee is hereby appointed as Paying Agent for the purpose of paying Debt Service on the Bonds on behalf of the Issuer.

     SECTION 5.07. Payments Due on Non-Business Days
                   ---------------------------------

     If any payment on the Bonds is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the original due date.

     SECTION 5.08. Cancellation
                   ------------

     All Bonds surrendered for payment, redemption, transfer or exchange shall be promptly canceled or destroyed by the Trustee. No Bond shall be authenticated in lieu of or in exchange for any Bond canceled as provided in this Section, except as expressly provided by this Indenture.

                                   ARTICLE VI

                               REDEMPTION OF BONDS

     SECTION 6.01. When Bonds Are Subject to Redemption
                   ------------------------------------

     (a) The Bonds shall be subject to extraordinary, optional and mandatory redemption as provided in the form thereof set forth in Section 4.07.

     (b) Bonds shall be redeemed in accordance with the mandatory redemption provisions of the Bonds without any direction from or consent by the Issuer or the Users.

     (c) If no Loan Default exists, Bonds shall be redeemed in accordance with the optional redemption provisions of the Bonds only with the consent of the Users and the Credit Obligor.

     SECTION 6.02. Election to Redeem; Notice to Securities Depository and
                   -------------------------------------------------------
Trustee
-------

     The election of the Issuer to exercise any right of optional redemption shall be given by written notice to the Trustee from an Authorized Issuer Representative not more than 60 and not less than 30 days prior to the proposed redemption date and, if required by this Indenture, shall be accompanied by the written consent of the Users (if no Loan Default exists), executed on its behalf by an Authorized User Representative and the written consent of the Credit Obligor. In case of any redemption at the option of the Issuer of less than all of the principal amount of the Outstanding Bonds, the Authorized Issuer Representative shall, at least 60 days prior to the date fixed by the Issuer for redemption of Bonds (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such redemption date and of the principal amount of Bonds to be redeemed.

     SECTION 6.03. Selection of Bonds to be Redeemed
                   ---------------------------------

     (a) If less than all of the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is in effect for the Bonds, the Securities Depository shall determine the amount of the interest of each Direct Participant in the Bonds to be redeemed, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such other methods as the Securities Depository shall deem fair and appropriate. The Securities Depository shall so determine the amount of the interest of each Direct Participant in. the Bonds to be redeemed in such manner as to assure that after such redemption no Beneficial Owner shall retain a beneficial ownership interest in the Bonds in an aggregate amount less than an Authorized Denomination.

     (b) If less than all the Outstanding Bonds are to be redeemed during a period in which the Book-Entry System is not in effect for the Bonds, the Trustee shall select the particular Bonds to be redeemed not less than 30 nor more than 60 days prior to the redemption date from the Outstanding Bonds which have not previously been called for redemption, on the basis of the smallest Authorized Denomination of the Bonds, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall so select Bonds for redemption in such manner so as to assure that after such redemption no Bondholder shall retain Bonds in an aggregate amount less than an Authorized Denomination.

     (c) The Trustee shall promptly notify the Issuer and the Users in writing of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed.

     (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bond redeemed or to be redeemed only in part, to the portion of the principal of such Bond which has been or is to be redeemed.

     SECTION 6.04. Notice of Redemption
                   --------------------

     (a) Notice of any intended redemption shall be given by the Trustee to the Holder of each Bond, all or a portion of the principal of which is to be redeemed, not less than 30 days prior to the proposed redemption date by United States first class mail or, if the Securities Depository or Securities Depository Nominee is the Holder, at the times and in the manner as provided in the Letter of Representation, at the address of such Holder appearing in the Bond Register; provided, however; any Holder may waive the requirement of notice as to the redemption (in whole or in part) of the Bond or Bonds thereof. During a period,in which the Book-Entry System is in effect for the Bonds, notice of any intended redemption may be given to each Beneficial Owner, all or any portion of the interest of which in the Bonds is to be redeemed, by the Direct Participants and, where appropriate, by the Indirect Participants, pursuant to arrangements among said parties, subject to statutory and regulatory requirements in effect from time to time; provided, however, any Beneficial Owner may waive the requirement of notice as to the redemption of the interest thereof in the Bonds.

     (b)  All notices of redemption shall state:

          (1)  the redemption date,

          (2)  the redemption price,

          (3) the principal amount of Bonds to be redeemed, and, if less than all Outstanding Bonds are to be redeemed,the respective principal amounts of the Bonds to be redeemed,


          (4) that on the redemption date the redemption price of each of the Bonds to be redeemed will become due and payable and that the interest thereon shall cease to accrue from and after said date, and

          (5) the place or places where the Bonds to be redeemed are to be surrendered for payment of the redemption price.

     (c) Notice of redemption of Bonds to be redeemed shall be given by the Trustee in the name of the Issuer and at the expense of the Users.

     (d) The Issuer and the Trustee shall, to the extent practical under the circumstances, comply with the standards set forth in Securities and Exchange Commission's Exchange Act Release No. 23856 regarding redemption notices, provided that their failure to do so shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in this Section.

     SECTION 6.05. Deposit of Redemption Price
                   ---------------------------

     Prior to any redemption date, there shall be deposited with the Trustee and deposited by the Trustee in the Bond Fund, pursuant to Section 8.01 an amount of money provided by the Users sufficient to pay the redemption price of all the Bonds which are to be redeemed on that date. Such money shall be held in trust for the benefit of the persons entitled to such redemption price and shall not be deemed to be part of the Trust Estate.

     SECTION 6.06. Bonds Payable on Redemption Date
                   --------------------------------

     (a) Notice of redemption having been given as aforesaid, the Bonds to be redeemed shall, on the redemption date, become due and payable at the redemption price therein specified and from and after such date (unless the Issuer shall default in the payment of the redemption price) such Bonds shall cease to bear interest. Upon presentation of any such Bond for redemption, or compliance with the requirements of the Securities Depository with respect to redemption in part, in accordance with said notice such Bond shall be paid by the Issuer at the redemption price. Installments of interest due on or prior to the redemption date shall be payable to the Holders of the Bonds registered as such on the relevant Record Dates according to the terms of such Bonds and the provisions of
Section 5.03.

     (b) If any Bond called for redemption shall not be paid upon redemption, the principal (and premium, if any) shall, until paid, bear interest from the redemption date at the Post-Default Rate.

     SECTION 6.07. Bonds Redeemed in Part
                   ----------------------

     (a) During a period in which the Book-Entry System is in effect for the Bonds, the recordation and evidence of any reduction in the aggregate principal amount of the Bonds as a result of the redemption of a portion thereof shall be made in accordance with the Letter of Representation and the rules and procedures of the Securities Depository with respect thereto from time to time in effect.

     (b) During a period in which the Book-Entry System is not in effect for the Bonds, unless otherwise provided herein, any Bond which is to be redeemed only in part shall be surrendered at the Principal Office of the Trustee (with, if the Issuer or the Trustee requires, due endorsement by, or a written instrument of assignment or transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond surrendered.

                                   ARTICLE VII

                        APPLICATION OF PROCEEDS OF BONDS

     SECTION 7.01. Application of Proceeds of Bonds. On the date of issuance of
                   --------------------------------
the Bonds, the proceeds of the Bonds (such amount being equal to $4,100,000) shall be deposited in the Acquisition/Construction Fund pursuant to Section 7.02 and applied as provided therefor.

     SECTION 7.02. Acquisition/Construction Fund; Disbursements.
                   --------------------------------------------

     (a) There is hereby established with the Trustee a trust fund for the account of the Issuer to be designated the "Acquisition/Construction Fund".

     (b) The moneys in the Acquisition/Construction Fund shall be paid out by the Trustee from time to time for the purpose of paying the Project Costs or complying with the provisions of Article XVII of this Indenture but only upon receipt of a requisition or payment request substantially in the form of Exhibit A hereto appropriately completed and signed for any Authorized User Representative and approved by the Credit Obligor by endorsement thereon. Any payment requested to be made for the Project Costs paid by either of the Users prior to sixty days before March 1, 1999, the Users shall file with the Trustee an Opinion of Bond Counsel with respect to the Bonds which states that such payment will not cause the Bonds referenced in said Opinion to be or become Taxable.

     (c) In addition to the documents required by this Section, the Trustee may require as a condition precedent to any payment or withdrawal further evidence with respect thereto or with respect to the application of any moneys previously disbursed or as to the correctness of any statement made in any requisition, payment request or endorsement. Upon the written request of the Holders of at least ten percent of the Bonds, the Trustee shall require such evidence. The Trustee shall, however, be under no duty to require such evidence unless so requested.

     (d) The Trustee shall not be liable for any misapplication of moneys in the Acquisition/Construction Fund if disbursed pursuant to the provisions of this Section and without actual knowledge that such disbursement constitutes a misapplication of funds.

     SECTION 7.03. Completion of the Project.
                   -------------------------

     The completion of the Project and the payment of all Project Costs shall be evidenced by the filing with the Trustee of the certificate required by the provisions of the Loan Agreement. Upon receipt of such certificate by the Trustee, any balance remaining in the Acquisition/Construction Fund shall be held in escrow by the Trustee and shall be applied, subject to Article XVII of this Indenture to the redemption of as many of the Bonds as possible on the earliest Business Day for which the required notice of redemption may be given, and the balance remaining, if any, after such redemption shall be applied to the payment of the principal of the Bonds.

                                  ARTICLE VIII

                                    REVENUES

     SECTION 8.01. Bond Fund and Letter of Credit Draws
                   ------------------------------------

     (a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Industrial Development Revenue Bonds (Color Image, Inc. Project) Bond Fund". The Trustee shall be the depository, custodian and disbursing agent for the Bond Fund. The Bond Fund shall contain two accounts: (i) the "Letter of Credit Account" and (ii) the "General Account." The money in the Bond Fund shall be used (i) to pay Debt Service on the Bonds as the same shall become due and payable or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (d) of this Section.

     (b)  There shall be deposited in the Bond Fund; as and when received:

          (1) in the manner provided in subsection 8.01(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the principal amount of the Bonds and the premium (if any) on the Bonds, and the interest due thereon on any Bond Payment Date; which shall be deposited in the Letter of Credit Account,

          (2) All Basic Payments under the Loan Agreement with respect to Debt Service on the Bonds, which shall be deposited in the General Account,

          (3) All other money required to be deposited in the Bond Fund pursuant to the Loan Agreement or this Indenture, which shall be deposited in the General Account, and

          (4) All other money received by the Trustee when accompanied by written directions that such money is to be deposited in the Bond Fund, which shall be deposited in the General Account.

     (c) If the Letter of Credit is then in effect, on each Bond Payment Date, the Trustee shall, without making any prior claim or demand upon the Users for the payment of Basic Payments, submit a draft under the Letter of Credit in accordance with the terms thereof(i) in an amount equal to the amount of Debt Service due on such Bond Payment Date on Bonds other than Pledged Bonds and (ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said Debt Service from the proceeds of such draft on said Bond Payment Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in the Letter of Credit Account, which shall be a separate, segregated account in the Bond Fund, and shall not be commingled with other money in the Bond Fund and no investment thereof shall be made. If money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Bond Fund and available for the payment of Debt Service on Bonds other than Pledged Bonds, the Trustee shall nevertheless draw under the

Letter of Credit to make such payment of Debt Service in the amount of the Debt Service to be so paid, and the money available from such other source shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. All money so drawn under the Letter of Credit shall be used to pay Debt Service on Bonds other than Pledged Bonds; Debt Service on Pledged Bonds shall be paid from the General Account with money deposited in the Bond Fund from any source other than the Letter of Credit.

     (d) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient money from the Bond Fund to pay Debt Service on the Bonds as the same become due and payable. whether at maturity, by call for redemption, acceleration, or otherwise, which authorization and direction the Trustee hereby accepts. Funds for such payments of Debt Service on the Bonds shall be derived from the sources specified above.

     (e) Debt Service due on all Pledged Bonds shall be paid to the Credit Obligor.

     SECTION 8.02. Bond Purchase Fund
                   ------------------

     (a) There is hereby established a special trust fund in the name of the Issuer which shall be designated the "Industrial Development Revenue Bonds (Color Image, Inc. Project) Bond Purchase Fund, Series 1999". The Bond Purchase Fund shall contain three accounts: (i) the "Letter of Credit Account," (ii) the "Remarketing Proceeds Account" and (iii) the "General Account." The Trustee shall be the custodian for the Bond Purchase Fund, and money in such Fund may be disbursed by the Trustee as hereinafter provided. The money in the Bond Purchase Fund shall be used (i) to pay the purchase price of Bonds due on any Tender Date or (ii) to reimburse the Credit Obligor for amounts drawn under the Letter of Credit, as provided in subsection (c) of this Section.

     (b) There shall be deposited in the Bond Purchase Fund, as and when received:

          (1) in the manner provided in subsection 8.02(c), all money drawn by the Trustee under the Letter of Credit for the purpose of paying the purchase price of Bonds due on any Tender Date, which shall be deposited in the Letter of Credit Account,

          (2) the proceeds of any remarketing of Bonds by the Remarketing Agent, shall be deposited in the Remarketing Proceeds Account,

          (3) all other money required to be deposited in the Bond Purchase Fund pursuant to the Loan Agreement or this Indenture, which shall be deposited in the General Account, and

          (4) all other money received by the Trustee when accompanied by directions that such money is to be deposited in the Bond Purchase Fund, which shall be deposited in the General Account.

     (c) If the Letter of Credit is then in effect, on each Tender Date, the Trustee shall, without making any prior claim or demand upon the Users for Basic Payments with respect to the purchase price of Tendered bonds, and without taking into account any proceeds anticipated (but not then received) from the remarketing of Bonds by the Remarketing Agent, submit a draft under the Letter of Credit in accordance with the terms thereof(i) in an amount equal to the purchase price of all Bonds to be purchased on such Tender Date and (ii) by such time (as stated in the Letter of Credit) in advance as shall enable the Trustee to pay said purchase price from the proceeds of such draft on said Tender Date in accordance with the provisions of this Indenture with respect thereto. Any such money drawn under the Letter of Credit shall be deposited and held in the Letter of Credit Account, which is a separate, segregated account in the Bond Purchase Fund and shall not be commingled with other money in the Bond Purchase Fund and no investment thereof shall be made. Any such money derived from proceeds of remarketing of the Bonds by the Remarketing Agent shall be deposited and held in the Remarketing Proceeds Account, which shall be a separate, segregated account in the Bond Purchase Fund, and shall not be commingled with other money in the Bond Purchase Fund and no investment thereof shall be made. If money from any source other than the Letter of Credit was, at the time of such draw, on deposit in the Bond Purchase Fund and available for the payment of such purchase price, the Trustee shall nevertheless draw under the Letter of Credit to make the payment of such purchase price in the amount of such purchase price to be so paid, and any money available in the Bond Purchase Fund on such Tender Date from such other sources (including without limitation, proceeds of remarketing of Bonds) shall, to the extent of the amount paid by the Credit Obligor against such draw, be paid to the Credit Obligor. If proceeds from the remarketing of Bonds are deposited in the Bond Purchase Fund after such Tender Date, the Trustee shall pay such proceeds to the Credit Obligor.

     (d) The Trustee is hereby authorized and directed to withdraw sufficient money from the Bond Purchase Fund to pay the purchase price of Bonds due on any Tender Date. Funds for such payments shall be derived from the following sources indicated above.

     (e) Anything in this Indenture to the contrary notwithstanding, the Trustee shall not purchase any Bonds under Section 4.06 with proceeds received from remarketing of Bonds to the Users, the Issuer or any Affiliate of either thereof.

     SECTION 8.03. Money for Bond Payments to be Held in Trust: Repayment of
                   ---------------------------------------------------------
Unclaimed Money
---------------

     (a) If money is on deposit in the Bond Fund on any Bond Payment Date sufficient to pay Debt Service on the Bonds due and payable on such Bond Payment Date, but the Holder of any Bond that matures on such Date or that is subject to redemption on such Date fails to surrender such Bond to the Trustee for payment of Debt Service due and payable on such Date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay the Debt Service due and payable on such Bond on such Date. Money so segregated and held in trust shall not be a part of the Trust Estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such Debt Service.

     (b) If money is on deposit in the Bond Purchase Fund on any Tender Date sufficient to pay the purchase price on the Bonds to be paid on such Tender Date, but the Holder of any Bond fails to deliver such Bond to the Trustee or Tender Agent for payment of such purchase price on such Tender Date, the Trustee shall segregate and hold in trust for the benefit of the person entitled thereto money sufficient to pay such purchase price due and payable on such Unsurrendered Bond on such Tender Date. Money so segregated and held in trust shall not be a part of the Trust Estate and shall not be invested, but shall constitute a separate trust fund for the benefit of the persons entitled to such purchase price.

     (c) Any money held in trust by the Trustee for the payment of Debt Service on or the purchase price of any Bond pursuant to subsections (a) and (b) of this Section and remaining unclaimed for 3 years after such Debt Service has become due and payable shall be paid to the Users upon request of an Authorized User Representative; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Users for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Issuer with respect thereto, shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment to the Users, may at the expense of the Users cause to be published once, in a newspaper of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication; any unclaimed balance of such money then remaining will be paid to the Users.

                                   ARTICLE IX

                  SECURITY FOR AND INVESTMENT OF SPECIAL FUNDS

     SECTION 9.01. Security for Trust Estate Money
                   -------------------------------

     Any money on deposit in the Special Funds or otherwise held by the Trustee as part of the Trust Estate shall be impressed with the trust established by this Indenture and shall, unless invested as provided in this Indenture or secured by the Federal Deposit Insurance Corporation (or any successor agency of the United States), be secured for the benefit of the Holders of the Bonds, either

          (1) by holding on deposit, as collateral security, Federal Securities or other marketable securities eligible as security for the deposit of trust funds under regulations of the Comptroller of the Currency, United States Treasury, having a market value (exclusive of accrued interest) not less than the amount of money being secured, or

          (2) if the furnishing of security in the manner provided by the foregoing paragraph (1) is not permitted by the then applicable law and regulations, then in such other manner as may be required or permitted by the then applicable state and federal laws and regulations respecting the security for, or granting a preference in the case of, the deposit of trust funds.

     SECTION 9.02. Investment of Special Funds
                   ---------------------------

     (a) Except as provided herein, any money held as part of a Special Fund shall be invested or reinvested in Qualified Investments by the Trustee in accordance with the written instructions of the Users if no Loan Default exists, to the extent that such investment is feasible and consistent with the purposes for which such Fund was created; provided, however, that, except as provided below, money in the Bond Fund and Bond Purchase Fund shall be invested only in Federal Securities with a maturity not later than the earlier of(i) 30 days after the date of such investment, or (ii) the date such money will be needed for the payment of Debt Service on, or the purchase price of, Bonds. Any investment made with money on deposit in a Special Fund shall he held by or under control of the Trustee and shall be deemed at all times a part of the Special Funds where such money was on deposit, and the interest and profits realized from such investment shall be credited to such Fund and any loss resulting from such investment shall be charged to such Fund.

     (b) The proceeds of a draw under the Letter of Credit shall not be invested.

     (c) Any investment of money in the Special Funds may be made by the Trustee through its own bond department, investment department or other commercial banking department providing investment services. Any certificate of deposit issued by, or other interest-bearing deposit with, the Trustee shall be deemed an investment rather than a deposit requiring security in the manner specified in Section 9.01.

     SECTION 9.03. Arbitrage
                   ---------

     (a) The Users will not cause or permit any investment to be made of any money on deposit in the Special Funds that would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 or successor provision of the Internal Revenue Code.

     (b) The Trustee shall follow the written instructions of the Users or, if a Loan Default exists, the Credit Obligor, with respect to investments of the Special Funds as provided in Section 9.02, but the Trustee shall not be responsible for (i) determining that any such investment complies with the arbitrage limitations imposed by Section 148 of the Internal Revenue Code, or
(ii) calculating the amount of, or making payment of, any rebate due to the United States under Section 148(f) or successor provision of the Internal Revenue Code except as provided in Article XVII.

                                    ARTICLE X

                          REPRESENTATIONS AND COVENANTS

     SECTION 10.01. General Representations
                    -----------------------

     The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (1) It is a public body corporate and politic created pursuant to the Act.

          (2) Under the provisions of the Act, the Issuer has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

          (3) By proper action the Issuer has duly authorized the issuance, execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

          (4) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the issuance of the Bonds and the execution and delivery of the Financing Documents to which it is a Party.

          (5) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not (i) conflict with, be in violation of, or result in a default under any material agreement, instrument, order or judgment to which it is a party or is subject or (ii) result in or require the creation or imposition of any lien of any nature with respect to the Project or the Trust Estate, except as contemplated by the Financing Documents.

          (6) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) the exercise of judicial discretion and (ii) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights, to the extent constitutionally applicable.

          (7) The Issuer has not created or to its knowledge permitted the creation of any mortgage, pledge, encumbrance, security interest, assignment or other charge of any kind with respect to the Trust Estate, except as effected or contemplated by the Financing Documents.

          (8) There is no action, suit, proceeding, inquiry or investigation pending before any court or governmental authority, or threatened against or affecting it or its properties, that involves (i) the consummation of the transactions contemplated by, or the validity or enforceability of, the Financing Documents, (ii) its organization, (iii) the election or qualification of its directors or officers, or (iv) its powers.

     SECTION 10.02. No Encumbrance on Trust Estate
                    ------------------------------

     The Issuer will not create, and will use its best efforts not to permit, the creation of any mortgage, pledge, lien, charge or encumbrance of any kind on the Trust Estate or any part thereof prior to or on a parity of lien with this Indenture, except pursuant to the Financing Documents or with the prior written consent of the Trustee, Users and Credit Obligor.

     SECTION 10.03. General Covenants
                    -----------------

     (a) Subject to the provisions of Article III hereof, the Issuer will duly and punctually pay, or cause to be paid, the Debt Service on the Bonds as and when the same shall become due and will duly and punctually deposit, or cause to be deposited, in the Special Funds the amounts required to be deposited therein, all in accordance with the terms of the Bonds and this Indenture, but only from the monies provided by the Users.

     (b) The Issuer will not extend or consent to the extension of the time for payment of Debt Service on the Bonds, unless such extension is consented to by the Holder or Holders of the Bond or Bonds affected.

     SECTION 10.04. The Loan Agreement
                    ------------------

     (a) The Issuer will perform, observe and comply with all agreements, covenants and obligations required to be performed, observed and complied with by it under the Loan Agreement. Without relieving the Issuer from the responsibility for such performance and observance, the Trustee, on behalf of the Issuer, may (but shall have no obligation to) perform and observe any such agreement or covenant, all to the end that the Issuer's rights under the Loan Agreement may be unimpaired and free from default.

     (b) The Issuer will promptly notify the Trustee in writing of the occurrence of any Loan Default under the Loan Agreement or the occurrence of any event which, upon notice or lapse of time (or both); would become such a Loan Default, provided that the Issuer has actual knowledge of such event.

     SECTION 10.05. Inspection of Records
                    ---------------------

     The Issuer will at any and all times, upon the written request of the Trustee, afford and procure a reasonable opportunity for the Trustee by its representatives to inspect any books, records, reports and other papers of the Issuer relating to the Project, and to make copies therefrom, and the

Issuer will furnish to the Trustee any and all information as the Trustee may reasonably request with respect to the performance by the Issuer of its covenants in this Indenture.

     SECTION 10.06. Advances by Trustee
                    -------------------

     Subject to the provision of Section 13.01(c)(4), if the Issuer shall fail to perform any of its covenants in this Indenture, the Trustee may, but shall not be required, at any time and from time to time, after written notice to the Users if no Loan Default exists under the Loan Agreement, make advances to effect performance of any such covenant on behalf of the Issuer, but no money advanced by the Trustee shall be used to pay Debt Service. Any money so advanced by the Trustee, together with interest at the Default Rate provided and defined in the Credit Documents shall be paid (subject to the provisions of Article III) upon demand and such advances shall be secured under this Indenture prior to the Bonds, but no such reimbursement shall be made from moneys drawn under the Letter of Credit. The Issuer shall not be required to expend monies under the terms of the Indenture, unless such funds are provided by or on behalf of the Users for such purpose.

     SECTION 10.07. Corporate Existence
                    -------------------

     (a) Except as otherwise provided in subsection (b) of this Section, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

     (b) The Issuer shall not consolidate with or merge into any other corporation or transfer its interest in the Project or the Trust Estate substantially as an entirety to any person other than Gwinnett County, Georgia, unless:

          (1) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof and the rights and powers of the Trustee and the Holders of the Bonds;

          (2) the entity formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer the Issuer's said property substantially as an entirety (the "Successor") shall be organized under the laws of the State of Georgia;

          (3) such Successor shall execute and deliver to the Trustee an instrument in form recordable and acceptable to the Trustee containing an, assumption by such Successor of the due and punctual payment of the debt Service and the performance and observance of every covenant and condition of this Indenture and the Loan Agreement to be performed or observed by the Issuer;

          (4) immediately after giving effect to such transaction, no Event of Default or any event which, upon notice or lapse of time (or both), would constitute such an Event of Default shall have occurred and be continuing; and

          (5) the Issuer shall have delivered to the Trustee a certificate executed by an Authorized Issuer Representative stating that such consolidation, merger, conveyance or transfer complies with this Section and that all conditions precedent herein provided relating to such transactions have been satisfied.

     (c) Upon any consolidation or merger or any conveyance or transfer of the Issuer's property substantially as an entirety in accordance with this Section, the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Successor had been named as the Issuer herein.

     SECTION 10.08. Appointment of Successor Trustee
                    --------------------------------

     Whenever necessary to avoid or fill a vacancy in the office of the Trustee, the Issuer will appoint a successor Trustee in the manner provided in Article XIII.

     SECTION 10.09. Tax Exempt Status of Bonds
                    --------------------------

     (a) The Issuer covenants and agrees that it will not take any action, or fail to take any action, if such action, or failure to act would cause the interest on the Bonds to be Taxable; provided, however, that if, in the event of the occurrence of a Determination of Taxability, the Issuer, at the direction of the Users, redeems the Bonds in compliance with the provisions of the Indenture and the Bonds requiring such redemption as a result of the occurrence of such Determination of Taxability, then (any provision of the Indenture or of the Bonds to the contrary notwithstanding) the inaccuracy of any representation or warranty contained in the Indenture, the Loan Agreement or in the Bonds or the failure by the Issuer or the Users to observe or perform any covenant or agreement contained in the Indenture, the Loan Agreement or in the Bonds that resulted in such Determination of Taxability shall not be considered a default or an Event of Default by the Issuer under the Indenture or by the Users under the Loan Agreement and such mandatory redemption by the Issuer shall constitute a full and complete satisfaction to the Holder of each Bond of all claims, and for all damages, costs and expenses, arising out of or based on any such inaccuracy or failure.

     (b) Any provision of this Indenture to the contrary notwithstanding, if a trust is established for the payment or redemption of Bonds pursuant to Section
16.02 prior to a Determination of Taxability, the Holders of Bonds to be paid or redeemed from such trust shall not be entitled to early redemption as a result of any such Determination of Taxability.

     (c) The Issuer hereby elects to have the $10,000,000 limitation set forth in Section 144(a)(4) of the Internal Revenue Code apply to the Bonds and agrees to take all actions necessary to assure compliance with the provisions of said section.

     SECTION 10.10. Performance by Users
                    --------------------

     Without relieving the Issuer from the responsibility for performance and observance of the agreements and covenants required to be performed and observed by it hereunder, the Users, on behalf of the Issuer, may perform any such agreement or covenant, at no cost to Issuer.

     SECTION 10.11. Further Assurances
                    ------------------

     The Issuer will at any time or times do, execute, acknowledge, deliver and record or cause to be done, executed, acknowledged, delivered, and recorded all such further acts, deeds, conveyances, assignments, pledges, transfers and assurances in law as the Trustee shall reasonably require for the better assuring, assigning, transferring, pledging and confirming unto the Trustee, all and singular, the property and rights herein assigned, transferred and pledged or intended so to be, but with all costs to be paid by Trustee or Users.

                                   ARTICLE XI

                                   THE PROJECT

     In the event of condemnation or destruction of or damage to the Project, provision is made in the Loan Agreement for the application of the Net Proceeds (as therein defined) of insurance or condemnation awards. All such proceeds shall be held and applied as provided in the Loan Agreement, subject to Article XVII of this Indenture. Any such proceeds held by the Trustee for the purpose of repairing, rebuilding or restoring the Project shall be deposited in the Acquisition/Construction Fund and withdrawals shall be made therefrom for such purposes upon compliance with the provisions of this Indenture with reference to disbursements from said Acquisition/Construction Fund.

                                   ARTICLE XII

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 12.01. Events of Default
                    -----------------

     Any one or more of the following shall constitute an event of default under this Indenture (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Bond when such interest becomes due and payable; or

          (2) default in the payment of the principal of (or premium, if any, on) any Bond when such principal (or premium, if any) becomes due and payable, whether at its stated maturity, by declaration of acceleration or call for redemption or otherwise; or

          (3) failure to pay when due the purchase price of any Bond tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions hereof; or

          (4) the occurrence of an event of default, as therein defined, under any other Financing Document (other than the Credit Documents) and the expiration of the applicable grace period, if any, specified therein; or

          (5) receipt of notice by the Trustee from the Credit Obligor that the Credit Obligor has not reinstated the Credit Amount of the Letter of Credit (as defined therein) in accordance with the terms thereof; or

          (6) receipt by the Trustee of written notice from the Credit Obligor that an event of default, as therein defined, has occurred and is continuing under the Credit Documents; or

          (7)  the Credit Obligor dishonors a draw under the Letter of Credit;
     or

          (8) default in the performance, or breach, of any covenant, representation or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in the performance or breach of which is elsewhere in this Section specifically described), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Issuer, the Users and the Credit Obligor by the Trustee or to the Issuer, the Users, the Trustee and the Credit Obligor by the Holders of at least 10% in principal amount of the Outstanding Bonds, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder.

     SECTION 12.02. Acceleration of Maturity; Rescission and Annulment; Exercise
                    ------------------------------------------------------------
of Remedies
-----------

     (a)  If an Event of Default exists under any of Section 12.01(1), (2),
(3), (4), (5), (6) or (7) and the Letter of Credit is in effect, the Trustee shall (1) declare the principal of all the Bonds and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer and the Credit Obligor, and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and interest on the Bonds shall cease to accrue from and after the date of declaration and (2) immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Bonds and the interest accrued and to accrue thereon until and including the date of such declaration.

     (b) If an Event of Default exists under Section 12.01(8) or if any other Event of Default exists and the Letter of Credit is no longer in effect or the Credit Obligor has dishonored a draw thereon or there has otherwise been instituted insolvency proceedings with respect to the Credit Obligor, then and in every such case (1) the Trustee or the Holders of not less than 25% in principal amount of the Bonds Outstanding may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) declare the principal of all the bonds and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by Holders), and upon any such declaration such principal and the interest accrued thereon to the date of declaration shall become immediately due and payable and (2) the Trustee shall, if the Letter of Credit is then in effect, immediately draw under the Letter of Credit to the full extent permitted by the terms thereof to pay the principal of the Bonds and the interest accrued and to accrue thereon until and including the date of such declaration.

     (c) At any time after such a declaration of acceleration has been made pursuant to subsection (b) of this Section, the Holders of a majority in principal amount of the Bonds Outstanding may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and an Event of Default has not occurred under Section 12.01(7) and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor), by written notice to the Issuer and the Trustee, rescind and annual such declaration and its consequences if

          (1)  the Issuer has deposited with the Trustee a sum sufficient to pay

               (A)  all overdue installments of interest on all Bonds,

               (B) the principal of (and premium, if any, on) any Bonds which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Bonds,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in the Bonds and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee its agents and counsel; and

          (2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in Section 12.15.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

     (d) Upon the occurrence of any Event of Default specified in Section 12.01 the Trustee may, only with the consent of the Credit Obligor if the Letter of Credit is in effect and has been reinstated to the full amount required to be available thereunder and the Credit Obligor has not dishonored a draft thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor, subject to the terms of this Indenture; proceed to protect and enforce its rights and the rights of the Bondholders by any suit, action or proceeding at law or in equity, including but not limited to an action for mandamus, or for specific performance of any agreement herein or in the Loan Agreement, contained, or for enforcing payment and collection of any revenues due under the Loan Agreement, or for making a demand for payment from the Users, or for taking action pursuant to any other document to which the Trustee is a party by signature, assignment, operation of law, or otherwise.

     SECTION. 12.03. Rights and Remedies of Trustee on Default under Loan
                     ----------------------------------------------------
Agreement.
---------

     The Trustee shall have the right in the name of the Issuer to declare any default and exercise any remedy or remedies under the Loan Agreement or any other lease of the Project, including the right to declare the entire rent reserved under such lease immediately due and payable and to take any available proceedings against any party liable upon any such lease for the payment thereof, including any guarantor, if any, of the Users' obligations. In the event of a default by the Users, as defined in the Loan Agreement, or in the event of a default of any other lessee of the Project in the punctual payment of rent sufficient to pay the Debt Service on all the Bonds Outstanding as such principal matures or becomes subject to mandatory redemption and such interest becomes due, the Trustee may, and upon the written request of the Credit Obligor if the Credit Obligor has not dishonored any drafts under the Letter of Credit and there have not been insolvency proceedings instituted against the Credit Obligor, of if the Letter of Credit is not then in effect, upon the written request of the Holders of a majority in aggregate principal amount of the Bonds then Outstanding shall, declare such lease in default and, upon being indemnified to its reasonable satisfaction, shall pursue such proper remedies as may be directed by the Holders of such Bonds for the enforcement of the provisions of such lease and guaranty, if any, and the exercise of any remedies available to the Issuer or the Trustee in the event of such default under such lease and such guaranty; subject, however, to the discretionary right of the Trustee, and upon written notice to the Trustee by the Holders of a majority in principal amount of the Outstanding Bonds, the duty of the Trustee, to annul such declaration and destroy its effect at any time before action at law or in equity to enforce such right shall have been instituted.

     SECTION 12.04. Rights and Remedies of Trustee in the Event of Bankruptcy,
                    ---------------------------------------------------------
and the Occurrence of Similar Events Regarding the Users.
-------------------------------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to any person obligated for payment of the Bonds, the Trustee (irrespective of whether there has been a default under this Indenture) shall be entitled and empowered to intervene in such proceedings on behalf of the Bondholders, to file and prove a claim or claims for the whole amount owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its gross negligence or bad faith) and of the Bondholders allowed in any such judicial proceedings, to collect and receive any moneys or other property payable or deliverable on any such claims, and to take such other action therein as the Trustee may deem necessary or appropriate to protect the interests of the Bondholders, and any receiver, assignee or trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each of the Bondholders to make payments to the Trustee.

     SECTION 12.05. Rights of Users in Event of Default under Section 12.01(8)
                    ----------------------------------------------------------
by Issuer under this Indenture.
------------------------------

     If there has been no event of default under the Loan Agreement and an Event of Default under Section 12.01(8) should occur under this Indenture, the Trustee shall notify the Users in writing of the occurrence of such default and the Users shall have the right to remedy such default hereunder within thirty days after such written notice, provided the Users shall pay all expenses of remedying such default. The exercise of the remedies set forth in Section 12.02 hereof is subject to the right of the Users under this Section to remedy a default as in this Section provided and limited.

     SECTION 12.06. Subrogation Rights of Credit Obligor.
                    ------------------------------------

     If money is collected by the Trustee pursuant to the Letter of Credit, the Credit Obligor shall be subrogated to the rights possessed under this Indenture by the Trustee and the Holders; provided, however, that the Credit Obligor shall be precluded from exercising or enforcing such subrogation rights until the principal of, premium, if any, and interest on all Bonds shall have been paid in full as provided in Article XVI hereof. For purposes of the subrogation rights of the Credit Obliger hereunder, (i) any reference herein to the registered owners or Holders of the Bonds shall mean the

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

Credit Obligor, (ii) any principal of, mandatory redemption premium, optional redemption premium and interest on the Bonds paid with moneys collected pursuant to the Letter of Credit shall be deemed to be unpaid hereunder, and (iii) the Credit Obligor may exercise any rights it would have hereunder as the Holder of the Bonds. The subrogation rights granted to the Credit Obligor in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Credit Obligor, and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder or under the Financing Documents, or any other instrument or agreement with respect to the reimbursement of moneys paid by the Credit Obligor pursuant to the Letter of Credit, and every other remedy now or hereafter existing at law or in equity or by statute.

     SECTION 12.07. Application of Money Collected
                    ------------------------------

     (a) The Trustee shall apply the following funds solely for the purposes for which they were collected and held under this Indenture and not otherwise:
(1) funds collected from a draw under the Letter of Credit, (2) money held in trust under Section 8.03 for the benefit of Unsurrendered Bonds, and (3) funds and investments held in trust under Section 16.02 for the Bonds to be paid therefrom.

     (b) Any money collected by the Trustee pursuant to this Article and any other sums then held by the Trustee as part of the Trust Estate (other than the funds referred to in subsection (a) above shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (1)  First: To the payment of all undeducted amounts due the Trustee
               -----
     under Section 13.07;

          (2)  Second: To the payment of the whole amount then due and unpaid
               ------
     upon the Outstanding Bonds for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Bonds on overdue principal (and premium, if any) and (to the extent legally enforceable) on overdue installments of interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal (and premium, if any) and interest, without any preference or priority, ratably according to the aggregate amount so due; provided, however, that payments with respect to Pledged Bonds shall be made only after all other Bonds have been Fully Paid;

          (3)  Third: To the payment of all amounts then due to the Credit
               -----
     Obligor pursuant to the Credit Documents; and

          (4)  Fourth: the payment of the remainder, if any, to the Issuer or
               ------
     to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 12.08. Trustee May Enforce Claims without Possession of Bonds
                    ------------------------------------------------------

     All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered.

     SECTION 12.09. Limitation on Suits by Holders
                    ------------------------------

     No Holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Indenture, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

          (5) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Bonds; and

          (6) if the Letter of Credit is in effect and an Event of Default does not exist under Section 12.01(5), (6), or (7), the Credit Obligor shall have given its written consent to such direction or request;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue, or by availing of, any provision of this Indenture to affect, disturb or prejudice the lien of this Indenture or the rights of any other Holders of bonds, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Bonds.

     SECTION 12.10. Unconditional Right of Bondholders to Receive Principal,
                    --------------------------------------------------------
Premium and Interest
--------------------

     Notwithstanding any other provision in this Indenture other than those set forth in Article III, the Holder of any Bond shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and interest on such Bond on the respective stated maturities expressed in such Bond (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 12.11. Restoration of Positions
                    ------------------------

     If the Trustee or any Bondholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such proceeding had been instituted.

     SECTION 12.12. Rights and Remedies Cumulative
                    ------------------------------

     No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 12.13. Delay or 0mission Not Waiver
                    -----------------------------

     No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

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

     SECTION 12.14. Control by Credit Obligor and Bondholders
                    -----------------------------------------

     The Holders of a majority in principal amount of the Outstanding Bonds (but only with the consent of the Credit Obligor, if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) shall have the right, during the continuance of an Event of Default,

          (1) to require the Trustee to proceed to enforce this Indenture, either by judicial proceedings for the enforcement of the payment of the Bonds or otherwise, and

          (2) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder, provided that

               (A) the provisions of Section 12.02 requiring a declaration of acceleration and a draw under the Letter of Credit may not be modified or waived without the consent of all Bondholders,

               (B) such direction shall not be in conflict with any rule of law or this Indenture,

               (C) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

               (D) if such direction is given by the Holders of a majority in principal amount of Bonds Outstanding, the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction.

     SECTION 12.15. Waiver of Past Defaults
                    -----------------------
     (a) The Holders of not less than a majority in principal amount of the Outstanding Bonds may (but only with the consent of the Credit Obliger if the Letter of Credit is in effect and the Credit Obliger has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obliger and subject to subsection (b) below), by Action of such Bondholders delivered to the Trustee, the Issuer and the Users, on behalf of the Holders of all the Bonds waive any past default hereunder, or under the Loan Agreement, and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Bond,

          (2)  in the payment of a Basic Payment, or

          (3) in respect of a covenant or provision hereof which under Article XIV cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

     (b) Anything herein to the contrary notwithstanding no default may be waived unless the Letter of Credit has been reinstated to the full amount then required to be available thereunder and the Credit Obligor has rescinded any notice of default under the Credit Documents or any notice of nonreinstatement of the Credit Amount of the Letter of Credit.

     (C) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Loan Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 12.16. Waiver of Appraisement and Other Laws
                    -------------------------------------

     (a) To the full extent that it may lawfully so agree, the Issuer will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture; and the Issuer, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Issuer, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the property in the Trust Estate marshaled upon any enforcement hereof.

     (b) If any law in this Section referred to and now in force, of which the Issuer or its successor or successors might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the application of this Section.

     SECTION 12.17. Suits to Protect the Trust Estate
                    ---------------------------------

     The Trustee shall have power to institute and to maintain such proceedings as it may deem expedient to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Indenture and to protect its interests and the interests of the Bondholders in the Trust Estate and in the rents, issues, profits, revenues and other income arising therefrom, including power to institute and maintain proceedings to restrain the enforcement of or compliance with any governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Bondholders or the Trustee.

     SECTION 12.18. Remedies Subject to Applicable Law
                    ----------------------------------

     All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                  ARTICLE XIII

                                   THE TRUSTEE

     SECTION 13.01. Certain Duties and Responsibilities
                    ----------------------------------

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as re specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) If an Event of Default exists, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee or the Issuer to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 13.02. Notice of Defaults
                    ------------------

     Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Bondholders as their names and addresses appear in the Bond Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of Debt Service on any Bond, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Bondholders; and provided, further, that in the case of any default of the character specified in Section 12.01(5) no such notice to Bondholders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 13.03. Certain Rights of Trustee
                    -------------------------

     Except as otherwise provided in Section 13.01:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a certificate or order executed by an Authorized Issuer Representative;

          (3) any request or direction of the Users mentioned herein shall be sufficiently evidenced by a certificate or order executed by an Authorized User Representative;

          (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate executed by an Authorized Issuer Representative or Authorized User Representative;

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

          (5) the Trustee may consult with counsel and the written advice of Independent Counsel or any Opinion of Independent Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon;

          (6) neither the Trustee nor the Issuer shall be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee or Issuer reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, provided, that the Trustee cannot require such security or indemnity as a condition to the performance by the Trustee of its obligations under Sections 8.01, 8.02 and 12.02;

          (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice request, direction, consent, order, bond, debenture, coupon or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Issuer, personally or by agent or attorney; and

          (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 13.04. Not Responsible for Recitals
                    ----------------------------
     The recitals contained herein and in the Bonds, except the certificate of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee, makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or sufficiency of this Indenture or of the Bonds.

     SECTION 13.05. May Hold Bonds
                    --------------

     The Trustee in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer and the Users with the same rights it would have if it were not Trustee.

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

     SECTION 13.06. Money Held in Trust
                    -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided in Article IX.

     SECTION 13.07. Compensation and Reimbursement
                    ------------------------------

     (a)  The Issuer agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), but only is responsible to the extent such funds are provided by the Users; and

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and Independent counsel), except any such expense, disbursement or advance as may be determined by a court of competent jurisdiction to be attributable to the Trustee's [gross] negligence, or bad faith, or wilful misconduct, but only is responsible to the extent such funds are provided by the Users.

     (b) As security for the performance of the obligations of the Issuer under this Section the Trustee shall be secured under this Indenture by a lien prior to the Bonds, and for the payment of such compensation, expenses, reimbursements and indemnity the Trustee shall have the right to use and apply any money held by it as a part of the Trust Estate; provided, however, that funds held by the Trustee under Section 8.03 and Section 16.02 shall be used solely for the purposes thereof and all funds received by the Trustee from the Letter of Credit shall be used solely for the purpose of paying Debt Service on, or the purchase price of, Bonds as herein provided, and such funds held under Section 8.03 and
Section 16.02 and such funds received from the Letter of Credit shall never be subject to any lien imposed by this Section in favor of the Trustee.

     SECTION 13.08. Corporate Trustee Required; Eligibility
                    ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a commercial bank or trust company organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 or having a minimum of $500,000,000 in trust assets under management, subject to supervision or examination by Federal or State authority.

         SECTION 13.09. Resignation and Removal; Appointment of Successor
                        -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 13.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Users. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may (but only with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit obligor) be removed at any time by Action of the Holders of a majority in principal amount of the Outstanding Bonds delivered to the Trustee, the Issuer and the Users.

     (d)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 13.08 and shall fail to resign after written request therefor by the Issuer or by any Bondholder who has been a Holder of a Bond for at least 6 months, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a resolution of its Board of Directors may remove the Trustee, or (ii) any Bondholder who has been a Holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a resolution of its Board of Directors, shall (with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) promptly appoint a successor Trustee. In case all or substantially all of the Trust Estate shall be in the possession of a receiver or trustee lawfully appointed, such receiver or trustee, by written instrument, may (with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not otherwise been instituted insolvency proceedings with respect to the Credit Obligor) similarly appoint a successor to fill such vacancy until a new Trustee shall be so appointed by the Bondholders. If, within 1 year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall (with the consent of the Credit Obligor under the conditions herein prescribed) be appointed by Action of the Holders of a majority in principal amount of the Outstanding Bonds delivered to the Issuer, the Users and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer or by such receiver or trustee. If no successor Trustee shall have been so appointed by the Issuer or the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder who has been a Holder of a Bond for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice at the expense of the Users of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its designated office.

     (g) Any successor Trustee shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Bonds.

     SECTION 13.10. Acceptance of Appointment by Successor
                    --------------------------------------

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument conveying and transferring to such successor Trustee upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 13.07. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such estates, properties, rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

     SECTION 13.11. Merger, Conversion, Consolidation or Succession to Business
                    -----------------------------------------------------------

     Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall, if qualified under the criteria set forth in Section 13.08 hereof, be the successor of the Trustee hereunder, provided such corporation or association shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto, except that notice should be provided to the Issuer and the Users. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

                                   ARTICLE XIV

                   SUPPLEMENTAL INDENTURES, AMENDMENTS TO LOAN
                  AGREEMENT AND AMENDMENTS OF LETTER OF CREDIT

     SECTION 14.01. Supplemental Indentures Without Consent of Bondholders
                    ------------------------------------------------------

     Without the consent of the Holders of any Bonds, the Issuer, when authorized by a resolution and the Trustee may, subject to the provisions of Sections 14.06 and 14.07, from time to time enter into one or more indentures supplemental hereto or in amendment hereof, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

          (2) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue of the Bonds; or

          (3) to evidence the succession of another corporation to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained; or

          (4) to add to the covenants of the Issuer or the Users for the benefit of the Holders of Bonds and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that with respect to any such covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (5) to surrender any right or power herein conferred upon the Issuer or the Users; or

          (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Bonds; or

          (7) to make further provisions with respect to the administration and operation of the Book-Entry System and the transfer, payment, selection for redemption and redemption of Bonds in accordance therewith; or

          (8)  to secure or maintain ratings from a Rating Agency, provided that
     (i) the changes necessary to obtain or secure such ratings do not adversely affect the interests of the Holders of the Bonds and (ii) the Trustee and the Issuer receive an Opinion of Bond Counsel to the effect that such changes are permitted by applicable law and will not cause interest on the Bonds referenced in said Opinion to become Taxable; or

          (9) to modify, amend or supplement this Indenture in such manner as to permit the qualification hereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute.

     SECTION 14.02. Supplemental Indentures With Consent of Bondholders
                    ---------------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Bonds then Outstanding affected by such supplemental or amendatory indenture, by Action of such Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, subject to the provisions of Sections 14.06 and 14.07, enter into an indenture or indentures supplemental hereto or in amendment hereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture or any amendment shall, without the consent of the Holder of each Outstanding Bond affected thereby,

          (1) change the stated maturity of the principal of, or any installment of interest on, any Bond, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Bond, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date); or

          (2) reduce the percentage in principal amount of the Outstanding Bonds the consent of whose Holders is required for any such supplemental indenture or any amendment to the Loan Agreement, or the consent of whose Holders is required for any waiver provided for in this Indenture of compliance with certain provisions of this Indenture or certain defaults hereunder or under the Loan Agreement and their consequences; or

          (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

          (4) modify any of the provisions of this Section or Section 12.15, except to increase any percentage provided thereby or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Bond affected thereby; or

          (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to the Trust Estate or any part thereof or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

          (6) release any rights under the Letter of Credit; however, no consent of the Bondholders will be required for any extension of the term of the Letter of Credit by the Credit Obligor or any amendment to the Letter of Credit which is provided for, and contemplated by, this Indenture.

     SECTION 14.03. Amendments and Supplements to Loan Agreement Without Consent
                    ------------------------------------------------------------
of Bondholders
--------------

     Without the consent of the Holders of any Bonds, the Trustee may, subject to the provisions of Sections 14.06 and 14.07, from time to time consent to the execution and delivery by the Issuer and the Users of one or more amendments or supplements to the Loan Agreement, in form satisfactory to the Trustee, for any one of the following purposes:

          (1) to correct or amplify the description of any property at any time subject to the Loan Agreement, or to subject to the Loan Agreement additional property;

          (2) to evidence the succession of a successor to either of the Users and the assumption by any such successor of the agreements and covenants of the Users contained in the Loan Agreement;

          (3) to add to the covenants of the Users for the benefit of the Issuer, the Trustee, or the Holders of Bonds, and to make the occurrence, or the occurrence and continuance; of a default in any of such additional covenants a Loan Default permitting the enforcement of all or any of the several remedies provided in the Loan Agreement; provided, however, that with respect to any such additional covenant such amendment to the Loan Agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee or the Issuer, as the case may be, upon such default;

          (4) to surrender any right or power conferred by the Loan Agreement upon the Users; or

          (5) to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to make any provisions, with respect to matters or questions arising under the Loan Agreement, which shall not be inconsistent with the provisions of the Loan Agreement, provided such action shall not adversely affect the interests of the Holders of the Bonds.

     SECTION 14.04. Amendments and Supplements to Loan Agreement With Consent of
                    ------------------------------------------------------------
Bondholders
-----------

     With the consent of the Holders of not less than a majority in principal amount of the Bonds then outstanding, by Action of such Holders delivered to the Trustee, the Trustee may, subject to the provisions of Sections 14.06 and 14.07, consent to the execution and delivery by the Issuer and the Users of one or more amendments or supplements to the Loan Agreement, in form satisfactory to the Trustee, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of the Loan Agreement or of modifying in any manner the rights of the Issuer, the Trustee or the Holders of the Bonds under the Loan Agreement; provided, however, that without the consent of the Holders of all Outstanding Bonds, no such amendment shall relieve the Users from the obligation to make Basic Payments at times and in amounts sufficient to pay Debt Service on the Bonds when due and payable or to pay the purchase price of Tendered Bonds when due and payable.

     SECTION 14.05. Discretion of Trustee: Actions of Bondholders
                    ---------------------------------------------

     (a) The Trustee may in its discretion determine whether or not any Bonds would be affected by any supplemental indenture or amendment to the Loan Agreement and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     (b) It shall not be necessary for any Action of Bondholders under this Section to approve the particular form of any proposed supplemental indenture or amendment to the Loan Agreement, but it shall be sufficient if such Action shall approve the substance thereof.

     SECTION 14.06. Consent of Credit Obligor
                    -------------------------

     Subject to Section 1.12, no amendment or change to this Indenture or the Loan Agreement shall be made without the prior written consent of the Credit Obligor.

     SECTION 14.07. Execution of Supplemental Indentures
                    ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, or consenting to the amendment of the Loan Agreement, the Trustee and the Issuer shall be entitled to receive, and, subject to Section 13.01, shall be fully protected in relying upon, an Opinion of Independent Counsel stating that the execution of such supplemental indenture or amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or consent to any such amendment which affects the Trustee's own rights, duties or immunities under this Indenture, the Loan Agreement or otherwise.

     SECTION 14.08. Effect of Supplemental Indentures
                    ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 14.09. Reference in Bonds to Supplemental Indentures
                    ---------------------------------------------

     Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.

     SECTION 14.10. Amendment of Letter of Credit
                    -----------------------------

     (a) The Trustee may, without the consent of or notice to the Holders of the Bonds, consent to any amendment, modification or other change of the Letter of Credit for the purpose of curing any ambiguity or formal defect or omission or obtaining a rating on the Bonds from any Rating Agency, provided that (i) such change does not adversely affect the interests of the Holders of the Bonds and (ii) the Trustee and the Issuer shall receive an Opinion of Bond Counsel to the effect that such change is permitted by applicable law and will not cause interest on the Bonds referenced in said Opinion to become Taxable.

     (b) Except as provided in subsection (a) of this Section, and except for extensions of the term of the Letter of Credit by the Credit Obligor, no amendment, modification or other change of the Letter of Credit shall be made without the consent of the Holders of all Bonds Outstanding.

     SECTION 14.11. Opinion of Bond Counsel
                    -----------------------

     No amendment or change to this Indenture, the Loan Agreement or the Letter of Credit shall be effective until there has been delivered to the Trustee and the Issuer an Opinion of Bond Counsel that such amendment or change will not, whether solely or in conjunction with other facts or circumstances, cause the interest on the Bonds referenced in said Opinion to be or become Taxable

                                   ARTICLE XV

                   THE REMARKETING AGENT AND THE TENDER AGENT

     SECTION 15.01. Remarketing Agent
                    -----------------

     (a) SouthTrust Securities, Inc. is hereby appointed as "Remarketing Agent" for the Bonds, subject to the conditions set forth in this Section.

     (b) The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by execution and delivery of an agreement satisfactory to the Trustee.

     (c) The Remarketing Agent shall be authorized by law to perform all the duties imposed upon it by this Indenture.

     (d) The Remarketing Agent may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Trustee, the Users and the Credit Obligor; provided, however, that no such resignation shall become effective until a successor Remarketing Agent has been appointed and has accepted its duties and obligations hereunder.

     (e) The Users may, with the prior written consent of the Credit Obligor, remove the Remarketing Agent at any time upon 30 days' prior written notice thereof to the Remarketing Agent, the Issuer and the Trustee.

     (f)  If at any time:

          (1) the Remarketing Agent shall cease to be eligible under this Section and shall fail to resign after written request therefor by the Users, or

          (2) the Remarketing Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Remarketing Agent or of its property shall be appointed or any public officer shall take charge or control of the Remarketing Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Users may remove the Remarketing Agent upon 7 days' written notice thereof to the Remarketing Agent, the Credit Obligor, the Issuer and the Users.

     (g) If the Remarketing Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Remarketing Agent for any cause, the Issuer shall, with the prior written consent of the Users and the Credit Obligor, promptly appoint a successor Remarketing Agent.

     (h) Any successor Remarketing Agent shall be appropriately registered and licensed, and be acceptable to the Users, the Trustee and to any Rating Agency which shall then maintain a rating with respect to the Bonds.

     (i) The Trustee shall give notice of each resignation and each removal of the Remarketing Agent and each appointment of a successor Remarketing Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Remarketing Agent and the address of its principal office.

     SECTION 15.02. Tender Agent
                    ------------
     (a) At the written request of the Trustee, the Users shall appoint an agent to act on behalf of the Trustee in the acceptance of delivery of Bonds tendered for purchase pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture and in the authentication and delivery of Bonds pursuant to the transfer and exchange provisions of this Indenture. The Trustee shall initially be the Tender Agent. For all purpose of this Indenture, (i) Bonds to be purchased pursuant to the Optional Tender or Mandatory Tender provisions of this Indenture may be delivered to the Tender Agent, as well as the Trustee, and (ii) the authentication and delivery of Bonds by a duly authorized officer of the Tender Agent pursuant to the transfer and exchange provisions of this Indenture shall be deemed to be the authentication and delivery of Bonds "by the Trustee".

     (b) Any Tender Agent appointed hereunder shall signify its acceptance of such appointment by execution and delivery of an agreement satisfactory to the Trustee.

     (c) Any such Tender Agent shall at all times be a bank or trust company having its principal office in New York, New York and shall at all times be a corporation organized and doing business under the laws of the United States or of any state with a combined capital and surplus of at least $5,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision and examination by federal or state authority and shall be acceptable to any Rating Agency which shall then maintain a rating with respect to the Bonds. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (d) Any corporation or association into which any Tender Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Tender Agent shall be a party, or any corporation or association succeeding to the corporate trust business of any Tender Agent, shall be the successor of the Tender Agent hereunder, if such successor corporation or association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Tender Agent or such successor corporation or association.

     (e) Any Tender Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer and the Users. The Trustee may at any time terminate the agency of any Tender Agent by giving written notice of termination to such Tender Agent, the Issuer and the Users. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Tender Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Tender Agent, shall give written notice of such appointment to the Issuer and the Users, and shall mail notice of such appointment to all Holders of Bonds as the names and addresses of such Holders appear on the Bond Register.

     (f) The Users shall to pay to the Tender Agent from time to time reasonable compensation for its services, as provided in Section 4.03 of the Loan Agreement. The provisions of Sections 5.05, 13.04 and 13.05 shall be applicable to any Tender Agent.

                                   ARTICLE XVI

                                   DEFEASANCE

     SECTION 16.01. Payment of Indebtedness; Satisfaction and Discharge of
                    ------------------------------------------------------
Indenture
---------

     (a) Whenever all Indenture Indebtedness has been Fully Paid, then, upon the request of an Authorized Issuer Representative, this Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of transfer or exchange of bonds herein or therein provided for) and the Trustee shall execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Issuer or upon the order of the Issuer, all cash and securities then held by its hereunder as a part of the Trust Estate.

     (b)  A Bond shall be deemed "Fully Paid" if

          (1) such Bond has been canceled by the Trustee or delivered to the Trustee for cancellation, or

          (2) such Bond shall have matured or been called for redemption and, on such maturity date or redemption date, money for the payment of Debt Service on such Bond is held by the Trustee in trust for the benefit of the person entitled thereto, or

          (3) such Bond is alleged to have been mutilated, destroyed, lost or stolen and has been replaced as provided in Section 5.03, or

          (4) a trust for the payment of such Bond has been established in accordance with Section 16.02 and the Trustee shall have received (i) an Opinion of Counsel experienced in bankruptcy matters states in effect that upon the occurrence of an Act of Bankruptcy, money and investments in such trust will not be subject to any preference claim under the Federal Bankruptcy Code, which opinion shall be satisfactory to any Rating Agency then rating the Bonds and (ii) an Opinion of Bond Counsel with respect to the Bonds which states in effect that the establishment of such trust in accordance with the terms thereof will not cause interest on the Bonds referenced in said Opinion to become Taxable and (iii) a certificate of an Independent certified public accountant or firm thereof to the effect that the funds on deposit in such trust and the income therefrom without reinvestment will be sufficient to pay when due the principal of, premium if any and interest on such Bonds. The Trustee shall give each Rating Agency that maintains a rating with respect to the Bonds 10 days' notice of the intent to establish such a trust for the payment of Bonds, but failure to give any such notice shall not result in a Bond not being deemed Fully Paid.

     (c) Indenture Indebtedness other than Debt Service on the Bonds shall be deemed "Fully Paid" whenever the Issuer has paid, or made provisions satisfactory to the Trustee for payment of, all such Indenture Indebtedness other than Debt Service on the Bonds.

     SECTION 16.02. Trust for Payment of Debt Service
                    ---------------------------------

     (a) The Issuer may provide for the payment of any of the Bonds by establishing a trust for such purpose with the Trustee and depositing therein cash and/or Federal Securities which (assuming the due and punctual payment of the principal of and interest on such Federal Securities) will provide funds sufficient to pay the Debt Service on such Bonds as the same becomes due and payable until the maturity or redemption of such Bonds; provided, however, that

          (1) such Federal Securities must not be subject to redemption prior to their respective maturities at the option of the issuer of such Securities,

          (2) if any of such Bonds are to be redeemed prior to their respective maturities, either (i) the Trustee shall receive evidence that notice of such redemption has been given in accordance with the provisions of this Indenture and such Bonds or (ii) the Issuer shall confer on the Trustee irrevocable authority for the giving of such notice on behalf of the Issuer,

          (3) such trust must be established only during a Fixed Rate Period and, if established during a Fixed Rate Period, all Bonds to be retired with funds from such trust must either mature or be called for redemption on or before the date immediately following such Fixed Rate Period, and

          (4) the Trustee has received the opinions referred to in Section 16.01(b)(4).

     (b) Cash and Federal Securities deposited with the Trustee pursuant to this Section shall not be a part of the Trust Estate but shall constitute a separate, irrevocable trust fund for the benefit of the Holders of the Bonds to be paid from such fund. Such cash and the principal and interest payable on such Federal Securities shall be applied by the Trustee solely to the payment of Debt Service on such Bonds. Any funds deposited with the Trustee pursuant to this Section shall be invested only in Federal Securities meeting the requirements of this Section.

                                  ARTICLE XVII

                             FEDERAL REBATE PAYMENTS

     SECTION 17.01. Computations and Payments of Rebate
                    -----------------------------------

     (a) The Users, acting on behalf of the Issuer, shall, in a timely manner, make all determinations and calculations, file all reports, forms, and returns, remit all moneys and take all other action necessary for compliance with the provisions of Section 148(f) or any successor provision of the Internal Revenue Code with respect to rebate payments to the United States of America. The Trustee shall not be responsible for (i) determining that any investment of moneys in the Acquisition/Construction Fund or the Bond Fund or the Bond Purchase Fund complies with the limitations imposed by Section 148 of the Internal Revenue Code, or (ii) calculating the amount of, or making payment of, any rebate due to the United States of America.

     (b) All costs and expenses of compliance with the provisions of this Article shall be paid by the Users.

     SECTION 17.02. Accounting Records and Reports
                    ------------------------------

     The Trustee shall keep proper books of record and account in which complete and correct entries shall be made of all transactions relating to the receipt, investment, disbursement, allocation and application of the proceeds of the Bonds and the revenues of the Project. Such records shall specify the account or fund to which each investment (or portion thereof) held by the Trustee is to be allocated and shall set forth, in the case of each investment security, (a) its purchase price, (b) identifying information, including par amount, and interest rate, (c) the amount received at maturity or its sale price, as the case may be, and (d) the amounts and dates of any payments made with respect thereto. Such records shall be open to inspection by the Issuer at any reasonable time during regular business hours on reasonable notice.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this instrument to be duly executed, and their respective corporate seals to be hereunto affixed and the same attested, by officers thereof duly authorized thereunto.

                                        DEVELOPMENT AUTHORITY OF
                                        GWINNETT COUNTY



                                        By:    [ILLEGIBLE SIGNATURE]
                                               ---------------------------------
                                        Title: Chairman

 [S E A L]

 Attest:

By:    /s/ Ray A. Nash
       ---------------------------
Title: Secretary



                        (Trust Indenture Signature Page)

                                        SOUTHTRUST BANK, NATIONAL
                                        ASSOCIATION


                                        By:    [ILLEGIBLE SIGNATURE]
                                               ---------------------------------
                                        Title: Vice President and Corporate
                                               Trust Officer





[S E A L]

Attest:

By:   /s/ Judith B. Miller
      ----------------------------------
Title:  Vice President and Trust Officer
      ----------------------------------

                        (Trust Indenture Signature Page)

                                    EXHIBIT A


                         FORM OF REQUISITION CERTIFICATE
                         -------------------------------

TO:            SOUTHTRUST BANK, NATIONAL ASSOCIATION, AS TRUSTEE

FROM:          COLOR IMAGE, INC. AND KINGS BROTHERS, LLC (THE "COMPANIES")

SUBJECT: TRUST INDENTURE, DATED AS OF JUNE 1, 1999, BETWEEN THE TRUSTEE AND DEVELOPMENT AUTHORITY OF GWINNETT COUNTY RELATING TO THE INDUSTRIAL DEVELOPMENT REVENUE BONDS (COLOR IMAGE, INC. PROJECT), SERIES 1999 (Capitalized terms used herein as defined in the Trust Indenture)

     This represents Requisition Certificate No. ___ in the total amount of $ ___ for payment of those Costs of the Project detailed in the schedule attached.



     The undersigned does certify that:

     1. All of the expenditures for which monies are requested hereby represent proper Costs of the Project, have not been included in a previous Requisition Certificate and have been properly recorded on the Companies' books.

     2. None of the expenditures for which monies are requested hereby were paid by either of the Companies prior to sixty days before March 1, 1999.

     3. The monies requested thereby are not greater than those necessary to meet obligations due and payable or to reimburse the Companies for funds actually advanced for Costs of the Project. The monies requested do not include retention or other monies not yet due or earned under construction contracts. The requisition is in compliance with the requirements of Section 4.02 of the Loan Agreement.

     4. After payment of monies hereby requested, there will remain available to the Companies sufficient funds to complete the Project substantially in accordance with the plans.

                                       A-l

     5. No more than 2% of the sum for payment of costs of issuance, and all other payments from the proceeds of the Bonds heretofore made from the bond proceeds has been or will be used, directly or indirectly as working capital or to finance inventory or issuance costs.

     6. The Companies are not in default under the Loan Agreement or the Credit Documents and nothing has occurred to the knowledge of the Companies that would prevent the performance of their obligations under the Loan Agreement or the Credit Documents.

     Executed this __________ day of _________, ____.



                                               COLOR IMAGE, INC.


                                         By:
                                               ---------------------------------
                                         Its:
                                               ---------------------------------
                                               an Authorized User Representative



                                               KINGS BROTHERS, LLC


                                         By:
                                               ---------------------------------
                                         Its:
                                               ---------------------------------
                                               an Authorized User Representative


Approved by SouthTrust Bank,
National Association, as Credit
Obligor, as Lender.

By:
       --------------------------------
Title:
       --------------------------------
Date:
       --------------------------------

                    SCHEDULE TO REQUISITION CERTIFICATE NO. 1